                        --------------------------------

                        Annual Report September 30, 1998

                        --------------------------------

                                   OPPENHEIMER

                                    Strategic
                                   Income Fund

                                   [GRAPHIC]

                                     [LOGO]

                               OppenheimerFunds(R)

                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Managers

 9 Fund Performance

13 Financial
   Statements

65 Independent
   Auditors' Report

66 Federal
   Income Tax
   Information

67 Officers and
   Trustees

68 Information and
   Services

Report highlights
--------------------------------------------------------------------------------

o Both domestic high yield bonds and emerging market debt declined in August when investors expressed their preference for only the highest-quality securities amid global economic and political uncertainty.

o The Fund's holdings of U.S. Treasury securities served as an anchor for the portfolio during a time of extreme turbulence in other market sectors.(1)

o Currently, many high-yield bonds and selected foreign bonds appear to be undervalued, giving rise to potential opportunities to buy these securities at attractive prices.

Avg Annual Total Returns

For the 1-Year Period
Ended 9/30/98

Class A

Without Sales Chg.(2)                                         With Sales Chg.(3)
--------------------------------------------------------------------------------
0.80%                                                         -3.99%
--------------------------------------------------------------------------------

Class B

Without Sales Chg.(2)                                         With Sales Chg.(3)
--------------------------------------------------------------------------------
0.26%                                                         -4.39%
--------------------------------------------------------------------------------

Class C

Without Sales Chg.(2)                                         With Sales Chg.(3)
--------------------------------------------------------------------------------
0.05%                                                         -0.87%
--------------------------------------------------------------------------------

Class Y

Without Sales Chg.(2)                                         With Sales Chg.(3)
--------------------------------------------------------------------------------
N/A                                                           N/A
--------------------------------------------------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

(1) The Fund's portfolio is subject to change.

(2) Includes changes in net asset value per share without deducting any sales charges.

(3) Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                       2 Oppenheimer Strategic Income Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer
Strategic Income Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Strategic Income Fund

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

      Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

      What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
October 21, 1998


                      3 Oppenheimer Strategic Income Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

"We're finding some very attractive values in bonds that, in our opinion, were unfairly punished in the recent declines."

Did extreme volatility in the financial markets affect the Fund's performance?

The month of August was one of the most difficult in memory both for the Fund and the markets in which it invests. Of the three market sectors in which the Fund invests--U.S. government, foreign and high yield bonds--two declined sharply in August, causing the Fund's net asset value to fall. A severe and simultaneous decline in two different market sectors is a highly unusual event. Historically, declines in any one sector tend to be offset by good performance in the two other sectors.

Which sectors of the bond markets declined, and why?

The emerging-markets segment of the foreign bond sector and the domestic high yield bond market both experienced difficulties.

      Bond prices in the emerging markets of Southeast Asia began to decline in October 1997, when currency devaluations forced some overextended Asian companies to default on their debt. Risk-averse investors pulled their capital out of Southeast Asia and other emerging markets, causing prices of both bonds and stocks to plummet. More recently in 1998, Japan's failure to enact the reforms necessary to fix their troubled economy put further pressure on the emerging markets in Asia. Meanwhile, Russia was forced to devalue its currency in mid-August because of the apparent ineffectiveness of a plan by the International Monetary Fund to support Russia's economy. Finally, plunging oil prices led to fears of currency devaluation in certain Latin American countries.


                      4 Oppenheimer Strategic Income Fund

[PHOTO]

Portfolio Management Team (l to r)
Art Steinmetz (Portfolio Manager)
David Negri (Portfolio Manager)
Ashwin Vasan

Closer to home, the domestic high yield bond market responded to many of the same influences that drove the U.S. stock market lower during the third quarter of 1998. In the wake of the Asian crisis, some U.S. companies revealed that their earnings would not meet analysts expectations. In response, investors attempted to sell all but the most creditworthy securities, including high yield bonds. In our opinion, they did so without regard to the degree of fundamental soundness of the individual issuers or business conditions.

How did the U.S. government bond market perform in this environment?

The "flight to quality" that negatively influenced stocks and corporate bonds in the United States affected even relatively high-quality fixed income investments such as U.S. agency securities. Despite guarantees from government agencies such as the Government National Mortgage Association (Ginnie Mae), risk-averse investors sold these triple-A rated securities in favor of U.S. Treasury securities, which are considered the most secure investments in the world. In fact, yields on 30-year Treasury bonds dropped below 5 1/2 percent in August for the first time since the 1960s.


                       5 Oppenheimer Strategic Income Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

Avg Annual Total Returns

For the Periods Ended 9/30/98(1)

Class A
                                                                     Since
1 year                             5 year                            Inception
--------------------------------------------------------------------------------
-3.99%                             5.98%                             9.22%
--------------------------------------------------------------------------------

Class B
                                                                     Since
1 year                             5 year                            Inception
--------------------------------------------------------------------------------
-4.39%                             5.97%                             7.80%
--------------------------------------------------------------------------------

Class C
                                                                     Since
1 year                             5 year                            Inception
--------------------------------------------------------------------------------
-0.87%                             N/A                               7.61%
--------------------------------------------------------------------------------

Class Y
                                                                     Since
1 year                             5 year                            Inception
--------------------------------------------------------------------------------
N/A                                N/A                               -0.64%
--------------------------------------------------------------------------------

The Fund benefited from the rally of U.S. Treasury securities because nearly 18% of the Fund's assets were committed to this market sector as of July 31, before the foreign and high yield markets' sharp declines in August. In effect, our holdings of U.S. Treasury securities served as an anchor for the portfolio.

Do you intend to change the way the Fund is managed as a result of the August declines?

Absolutely not. Our focus continues to be on long-term performance, not short-term volatility. We will continue to diversify the Fund's assets in varying degrees among U.S. government, foreign and domestic high yield bonds. In our view, August 1998 was an anomaly that is not likely to reoccur anytime soon.

      In this uncertain environment, however, effective risk management has become more important than ever. What's required in nervous markets like this one is a long-term perspective combined with some tolerance for short-term volatility. With patience and discipline, we believe that today's short-term challenges should give way to longer term opportunities.

(1) Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 10/16/89. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception on 11/30/92). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 5/26/95. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                      6 Oppenheimer Strategic Income Fund

Standardized Yields(2)

For the 30 Days Ended 9/30/98
--------------------------------------------------------------------------------
Class A                                                                    8.90%
--------------------------------------------------------------------------------
Class B                                                                    8.57
--------------------------------------------------------------------------------
Class C                                                                    8.58
--------------------------------------------------------------------------------
Class Y                                                                    9.70
--------------------------------------------------------------------------------

Is there a silver lining to the cloud that appears to have settled over the emerging markets and high yield bond markets?

In our view, most sectors of the global bond markets are extraordinarily inexpensive compared to their historical relationships with U.S. Treasury securities. As a result, we're finding some very attractive values in bonds that, in our opinion, were unfairly punished in the recent declines. We're finding particularly good values in North America, South America and Europe.

      We are also finding similar values in high yield bonds. Many corporate bond prices have declined to levels that appear to reflect a worst-case scenario, such as a recession in the United States. We believe that a recession is unlikely in today's low-inflation environment. If and when it becomes clear to the broader investment community that a recession is unlikely, we expect corporate bond prices to rise to more normal valuations.

What is your outlook for the future?

News from overseas markets may continue to be unsettling until evidence appears that Southeast Asia, Japan, Russia and other troubled economies are on the mend. On the other hand, we believe that Latin American bonds are generally undervalued, and we are watchful for opportunities to obtain creditworthy bonds at attractive prices. In the United States, we remain encouraged by the fundamentals of a resilient economy, particularly the absence of inflationary pressures.

2. Standardized yield is based on net investment income for the 30-day period ended 9/30/98. Falling share prices will tend to artificially raise yields.


                      7 Oppenheimer Strategic Income Fund

Asset Allocation(3)

                                  [PIE CHART]


Bonds                                                                      87.3%
Structured Notes                                                            8.6
Stocks                                                                      2.9
Other Securities                                                            1.2

We expect our core holdings of U.S. Treasury securities to provide a stable foundation from which we can begin investing opportunistically in carefully selected, higher yielding domestic and foreign fixed income securities. In our view, this type of multi-sector diversification continues to be an important part of The Right Way to Invest in the fixed-income markets.

Top 10 Countries(3)
--------------------------------------------------------------------------------
United States                                                              72.1%
--------------------------------------------------------------------------------
Germany                                                                     5.6
--------------------------------------------------------------------------------
Argentina                                                                   2.8
--------------------------------------------------------------------------------
Great Britain                                                               2.7
--------------------------------------------------------------------------------
Mexico                                                                      2.3
--------------------------------------------------------------------------------
Italy                                                                       1.6
--------------------------------------------------------------------------------
Supranational                                                               1.4
--------------------------------------------------------------------------------
Brazil                                                                      1.1
--------------------------------------------------------------------------------
Canada                                                                      1.1
--------------------------------------------------------------------------------
Poland                                                                      0.9
--------------------------------------------------------------------------------

3. Portfolio data is subject to change. Percentages are as of September 30, 1998 and are dollar-weighted based on total market value of investments. The Fund may invest without limit in below-investment-grade securities, which carry a greater risk that the issuer may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.


                      8 Oppenheimer Strategic Income Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

      o Management's Discussion of Performance. During the fiscal year ended September 30, 1998, Oppenheimer Strategic Income Fund's performance was negatively affected by a number of factors, including weakness in the high yield and emerging-markets bond markets during the third quarter of 1998. The negative effects of the overall markets' declines were only partially offset by strength in the Fund's U.S. government securities portfolio. As a result, the Fund's performance suffered over the period. The Fund's portfolio holdings, allocations and strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured over a one- and five-year period and from the inception of the class on October 16, 1989. In the case of Class B shares, performance is measured over a one- and five-year period and from the inception of the class on November 30, 1992. In the case of Class C shares, performance is measured over a one-year period and from the inception of the class on May 26, 1995. In the case of Class Y shares, performance is measured since the inception of the class on January 26, 1998. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, the 5% (1-year), 2% (5-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares.

      The performance of each class of the Fund's shares is compared to two indices because the Fund invests in a variety of debt securities in domestic and foreign markets. The Fund's performance is compared to the performance of the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed rate bonds having a maturity of one year or more, widely regarded as a benchmark of fixed income performance on a worldwide basis.

      Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices and include below-investment-grade obligations.


                       9 Oppenheimer Strategic Income Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenhemer Strategic Income Fund (Class A), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

  [The following table was originally a line graph in the printed materials.]

                                        10/16/98  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98
Oppenheimer Stategic Income
Fund Class A                            $ 9,525   $10,496  $12,278  $13,820  $15,698  $15,996  $17,374  $19,644  $21,861  $22,035

Lehman Brothers Aggregate
Bond Index                               10,000    10,498   12,177   13,705   15,072   14,586   16,637   17,452   19,148   21 352

Salomon Brothers World
Governement Bond Index                   10,000    10,664   12,268   14,512   15,838   16,124   18,733   19,522   19,991   22,306

Average Annual Total Return of Class A Shares of the Fund at 9/30/98(1)

                         1 year     5 year    Life

                         -3.99%     5.98%     9.22%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenhemer Strategic Income Fund (Class B), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

  [The following table was originally a line graph in the printed materials.]

                                   11/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98
Oppenheimer Stategic Income
Fund Class B                        $10,000  $11,516  $11,643  $12,551  $14,081  $15,549  $15,495

Lehman Brothers Aggregate
Bond Index                           10,000   11,143   10,784   12,300   12,903   14,156   15,785

Salomon Brothers World
Governement Bond Index               10,000   11,400   11,606   13,484   14,052   14,389   16,056

Average Annual Total Return of Class B Shares of the Fund at 9/30/98(2)

                         1 year     5 year    Life

                         -4.39%     5.97%     7.80%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index in each graph begins on 10/31/89 for Class A, 11/30/92 for Class B, 5/31/95 for Class C and 1/30/98 for Class Y.

1. The inception date of the Fund's Class A shares was 10/16/89. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.


                      10 Oppenheimer Strategic Income Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenhemer Strategic Income Fund (Class C), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

  [The following table was originally a line graph in the printed materials.]


                                 5/26/95  9/30/95  9/30/96  9/30/97  9/30/98

Oppenheimer Stategic Income
Fund Class C                     $10,000  $10,309  $11,542  $12,774  $12,780

Lehman Brothers Aggregate
Bond Index                        10,000   10,271   10,774   11,821   13,182

Salomon Brothers World
Governement Bond Index            10,000    9,953   10,372   10,622   11,852

Average Annual Total Return of Class C Shares of the Fund at 9/30/98(3)

                         1 year         Life

                         -0.87%         7.61%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenhemer Strategic Income Fund (Class Y), Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

  [The following table was originally a line graph in the printed materials.]


                                   1/26/98    9/30/98

Oppenheimer Stategic Income
Fund Class Y                       $10,000    $ 9,936

Lehman Brothers Aggregate
Bond Index                          10,000     10,695

Salomon Brothers World
Governement Bond Index              10,000     11,027

Cumulative Total Return of Class Y Shares of the Fund at 9/30/98(4)

                                    Life

                                   -0.64%

2. Class B shares of the Fund were first publicly offered on 11/30/92. The average annual total returns are shown net of the applicable 5%, 2% and 1% contingent deferred sales charges, respectively, for the one- and five-year period, and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 5/26/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                      11 Oppenheimer Strategic Income Fund

                                  Financials
                                  ----------------------------------------------


                      12 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments   September 30, 1998
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
===========================================================================================================
Mortgage-Backed Obligations--18.6%
-----------------------------------------------------------------------------------------------------------
Government Agency--11.7%
-----------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--8.6%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates:
11.50%, 10/1/16                                                               $  3,751,761     $  4,253,710
Series 1092, Cl. K, 8.50%, 6/15/21                                               8,000,000        8,737,163
Series 1252, Cl. J, 8%, 5/15/22                                                  7,000,000        7,885,040
Series 1343, Cl. LA, 8%, 8/15/22                                                17,100,000       19,224,013
Series 1455, Cl. J, 7.50%, 12/15/22                                             18,527,500       20,993,881
Series 1477, Cl. G, 7%, 2/15/21                                                 15,000,000       16,040,550
Series 1546, Cl. H, 7%, 12/15/22                                                 4,000,000        4,291,240
Series 1562, Cl. C, 7%, 3/15/21                                                 10,000,000       10,481,200
Series 1914, Cl. H, 6.50%, 8/15/24                                               9,970,000       10,390,535
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
10%, 5/1/20                                                                      2,112,270        2,347,920
10.50%, 5/1/20                                                                   3,286,906        3,680,251
12%, 6/1/17                                                                      7,280,791        8,375,167
Series 1797, Cl. D, 6.166%, 7/15/08                                              4,728,633        4,870,492
Series 2021, Cl. PR, 6%, 7/15/26                                                 8,600,000        8,750,500
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Series 1583, Cl. K, 6.75%, 2/15/23                                              10,000,000       10,653,100
Series 1603, Cl. J, 6.50%, 7/15/23                                              10,000,000       10,581,250
Series 1836, Cl. H, 6.50%, 9/15/24                                              17,650,000       18,631,693
Series 1914, Cl. G, 6.50%, 2/15/24                                              12,375,000       12,862,204
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 0.002%-5.513%, 6/1/26(3)                                    69,929,938        9,156,451
Series 177, Cl. B, (4.47)%-(6.674)%, 7/1/26(3)                                 115,694,806       14,660,700
Series 183, Cl. IO, 3.699%-4.237%, 4/1/27(3)                                    34,706,072        4,403,332
Series 197, Cl. IO, 14.119%-15.635%, 4/1/28(3)                                 221,780,563       45,187,789
Series 199, Cl. IO, 11.276%-18.785%, 8/1/28(3)                                  98,773,199       16,745,144
Series 294, Cl. 2, 7.472%, 2/1/28(3)                                             6,918,485          916,699
Series 1627, Cl. PN, 7.271%, 9/15/22(3)                                         25,694,950        7,242,764
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates,
10%, 4/1/20                                                                      2,231,252        2,427,291
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 183, Cl. PO, 5.539%, 4/1/27(4)                                           18,654,513       16,893,994
Series 199, Cl. PO, 5.257%, 8/1/28(4)                                            8,979,381        7,625,459
Series 2015, Cl. PO, 6.09%, 10/25/10(4)                                          9,832,309        8,185,397


                      13 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored (continued)
Federal Home Loan Mortgage Corp.-Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 32, Cl. TG, 6.194%, 1/25/21                                            $  17,965,500    $  18,936,715
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 10/25/13-10/25/28(13)                                                    179,527,179      183,012,711
7%, 10/25/27(13)                                                                 10,000,000       10,278,100
7.50%, 11/1/25-7/1/26                                                            13,098,688       13,517,325
9.50%, 4/1/20-11/25/27                                                            1,974,658        2,157,127
10.50%, 10/1/19                                                                   1,490,495        1,684,260
11%, 2/1/26                                                                       3,953,427        4,513,917
12%, 2/15/16                                                                      3,509,677        4,020,547
15%, 4/15/13                                                                      2,345,036        2,928,364
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Trust 1993-38, Cl. U, 7.50%, 8/25/21                               10,000,000       10,743,700
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1989-4, Cl. D, 10%, 2/25/19                                                 9,000,000       10,096,830
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                             10,100,000       11,277,377
Trust 1992-162, Cl. C, 7%, 10/25/21                                               5,850,000        6,211,939
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                            24,045,000       25,374,929
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                            18,841,000       19,871,226
Trust 1995-4, Cl. PC, 8%, 5/25/25                                                 8,692,100        9,792,172
Trust 1997-25, Cl. B, 7%, 12/18/22                                                8,618,000        8,957,291
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                             8,470,400        8,867,408
Trust 1998-40, Cl. B, 6.50%, 12/18/25                                            15,000,000       15,215,625
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 215, Cl. 2, (4.965)%-(5.013)%, 4/1/23(3)                                   48,018,287        5,649,652
Trust 258, Cl. 2, 2.33%, 3/1/24(3)                                               24,819,832        2,939,599
Trust 276, Cl. 2, 11.85%, 10/1/24(3)                                             24,535,716        4,029,225
Trust 290, Cl. 2, 2.962%, 11/1/27(3)                                             36,049,742        5,858,083
Trust 294, Cl. 2, 6.339%-11.491%, 2/1/28(3)                                      41,145,037        5,451,717
Trust 300, Cl. 2, 4.802%, 9/1/24(3)                                              37,897,425        6,963,652
Trust 1997-9, Cl. H, 7.522%, 3/25/27(3)                                          30,937,000       10,286,553
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 277, Cl. 1, 18.693%, 4/1/27(4)                                             10,413,881        9,658,875
Trust 294, Cl. 1, 4.588%, 2/1/28(4)                                               8,030,055        7,176,862
                                                                                                 -----------
                                                                                                 741,966,710
------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--3.1%
Government National Mortgage Assn.:
7%, 1/15/28-8/15/28                                                              76,864,133       79,376,066
7.50%, 1/15/26-9/15/28                                                           96,078,688       99,660,547
8%, 5/15/26                                                                       9,994,690       10,414,868


                      14 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-----------------------------------------------------------------------------------------------------------
GNMA/Guaranteed (continued)
Government National Mortgage Assn.: (continued)
12.50%, 12/15/13                                                              $  8,000,961     $  9,219,428
13%, 10/15/15                                                                   22,796,269       27,355,524
13.50%, 6/15/15                                                                 29,448,274       35,788,856
-----------------------------------------------------------------------------------------------------------
U.S. Department of Veterans Affairs, Interest-Only Gtd. Real
Estate Mtg. Investment Conduit Pass-Through Certificates,
Vendee Mtg. Trust:
Series 1992-2, Cl. IO, 9.652%, 9/1/22(2)(3)                                    130,614,335        4,265,374
Series 1995-2B, Cl. 2-IO, 18.551%, 6/1/25(2)(3)                                 13,121,924          378,280
Series 1995-3, Cl. 1-IO, 14.237%, 9/1/25(2)(3)                                 326,477,117        4,667,603
                                                                                                -----------
                                                                                                271,126,546
-----------------------------------------------------------------------------------------------------------
Private--6.9%
-----------------------------------------------------------------------------------------------------------
Agricultural--0.1%
Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates:
Series 1992-2, Cl. B2, 9.231%, 1/15/03(2)(5)                                     4,855,617        4,291,152
Series 1992-2, Cl. B3, 9.477%, 4/15/09(2)(5)                                     6,797,683        5,516,745
                                                                                                -----------
                                                                                                  9,807,897
-----------------------------------------------------------------------------------------------------------
Commercial--5.3%
AMRESCO Commercial Mortgage Funding I Corp.,
Multiclass Mtg. Pass-Through Certificates, Series 1997-C1:
Cl. G, 7%, 6/17/29(2)                                                            1,550,000        1,341,719
Cl. H, 7%, 6/17/29(2)                                                            1,600,000        1,153,500
-----------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1995-MD4, Cl. A-4, 7.384%, 8/13/29                                        5,000,000        5,303,125
Series 1995-MD4, Cl. A-5, 7.384%, 8/13/29                                       20,000,000       20,668,750
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(5)                                      11,875,000       11,659,766
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(5)                                      24,582,312       23,460,744
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(5)                                       5,532,925        5,072,136
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                           7,700,000        7,154,984
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                          21,050,000       18,931,844
-----------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates, Series 1993-C1:
Cl. E, 7.76%, 12/25/03(2)(5)                                                     2,609,000        2,545,406
Cl. F, 7.76%, 12/25/03(2)(5)                                                    14,300,000       12,012,000
-----------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5:
Cl. B3, 7%, 4/25/23(2)                                                           1,509,604        1,449,221
Cl. B4, 7%, 4/25/23(2)                                                           1,141,942          496,745
-----------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Collateralized Mtg.
Obligations, Series 1996-C1, Cl. E, 8.185%, 12/25/20(5)(6)                       3,000,000        3,046,406
-----------------------------------------------------------------------------------------------------------
CRIMMI MAE Trust I, Collateralized Mtg. Obligations,
Series 1996-C1, Cl. A2, 8/30/05(6)                                               6,300,000        6,384,656


                      15 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-----------------------------------------------------------------------------------------------------------
Commercial (continued)
CS First Boston Mortgage Securities Corp., Mtg.
Pass-Through Certificates:
Series 1997-C1, Cl. F, 7.50%, 6/20/13(2)                                      $  2,400,000     $  1,999,500
Series 1997-C1, Cl. G, 7.50%, 6/20/14(2)                                         3,271,000        2,528,892
Series 1997-C1, Cl. H, 7.50%, 8/20/14(2)                                         2,580,000        1,915,650
Series 1997-C2, Cl. F, 7.46%, 5/17/14                                            6,350,000        5,665,391
Series 1997-C2, Cl. H, 7.46%, 1/17/35                                            4,000,000        2,972,500
Series 1998-C1, Cl. F, 6%, 5/17/40(2)                                            5,500,000        3,956,563
-----------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25(2)                                                       2,500,000        2,574,609
Cl. 2-E, 8.70%, 9/25/25(2)                                                       2,500,000        2,568,750
Cl. 2-G, 8.70%, 9/25/25(2)                                                       4,870,000        5,046,538
-----------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series 1998-C2,
Cl. IO, 0.816%, 5/18/28(3)                                                     120,000,000        5,252,344
-----------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations:
Series 1997-C1, Cl. G, 7.414%, 11/15/11                                         19,440,000       18,364,725
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                           17,785,500       14,128,357
-----------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.198%, 7/15/27(3)                180,676,084       16,994,844
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl. D, 8.144%, 6/15/21(5)                          2,780,211        2,934,209
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.436%, 2/15/28(2)(5)                                     9,365,000        9,247,938
Series 1996-C1, Cl. F, 7.436%, 2/15/28(2)(5)                                    13,360,980       12,079,161
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(2)                                        3,475,000        3,264,328
Series 1997-RR, Cl. D, 7.671%, 4/30/39(2)                                        2,950,000        2,938,016
Series 1997-RR, Cl. E, 7.774%, 4/30/39(2)(5)                                     9,200,000        8,889,500
Series 1997-RR, Cl. F, 7.739%, 4/30/39(2)                                       30,800,000       24,750,688
Series 1997-XL1, Cl. F, 7.413%, 10/3/30(5)                                       7,000,000        7,420,000
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(2)(5)                                   14,358,000       14,279,480
-----------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(2)                         2,939,000        2,770,926
-----------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1998-I, Cl. 1, 5%, 5/25/28(2)                                            24,024,891       23,063,896
-----------------------------------------------------------------------------------------------------------
Nykredit AS, 8% Cv. Bonds, 10/1/26(DKK)                                        145,937,000       23,503,754
-----------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                          7,873,294        7,880,676
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                            6,597,507        6,559,881
Series 1993-C1, Cl. E, 9.50%, 5/25/24                                              386,075          385,382
Series 1994-C1, Cl. C, 8%, 6/25/26                                               8,000,000        8,125,625
Series 1994-C1, Cl. E, 8%, 6/25/26                                               5,639,283        5,663,955


                      16 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-----------------------------------------------------------------------------------------------------------
Commercial (continued)
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates: (continued)
Series 1994-C2, Cl. E, 8%, 4/25/25                                            $ 18,251,908     $ 18,397,354
Series 1994-C2, Cl. G, 8%, 4/25/25                                               5,885,341        5,894,537
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                            7,676,309        7,281,699
-----------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1,
Cl. E, 9.184%, 1/20/06                                                           4,550,000        4,886,984
-----------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Series 1997-A3,
5%, 8/25/27(2)                                                                   7,651,902        7,233,439
-----------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI:
Cl. E, 7.30%, 10/20/34                                                           3,000,000        3,138,750
Cl. F, 7.30%, 4/12/12(2)                                                         8,000,000        8,057,500
-----------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass
Pass-Through Certificates:
Series 1995-C4, Cl. E, 8.734%, 6/25/26(2)(5)                                     9,453,000        9,798,625
Series 1996-C3, Cl. E, 8.458%, 6/25/30(6)                                        9,350,000        9,656,066
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                         14,220,000       14,531,063
                                                                                                -----------
                                                                                                457,283,097
-----------------------------------------------------------------------------------------------------------
MultiFamily--0.4%
Countrywide Funding Corp., Mtg. Pass-Through Certificates:
Series 1993-11, Cl. B1, 6.25%, 2/25/09                                           1,156,220        1,147,910
Series 1993-11, Cl. B3, 6.25%, 2/25/09(6)                                          674,563          248,239
Series 1993-12, Cl. B1, 6.625%, 2/25/24                                          3,500,000        3,463,086
Series 1994-F, Cl. A7, 6%, 4/25/09                                              10,256,291       10,512,699
-----------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(6)                          9,700,000        8,614,813
-----------------------------------------------------------------------------------------------------------
Multifamily Capital Access One, Inc., Series 1, Cl. D,
10.292%, 1/15/24(2)(5)                                                           3,576,000        3,545,828
-----------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-CL,
Cl. F, 9.175%, 1/20/28(5)                                                        9,632,000        8,123,990
                                                                                                -----------
                                                                                                 35,656,565
-----------------------------------------------------------------------------------------------------------
Residential--1.1%
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A10, 6%, 5/25/09                                            20,667,887       21,145,833
-----------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1:
8.132%, 2/25/11(2)(5)                                                           14,500,000       11,871,875
8.132%, 5/25/08(2)(5)                                                            8,500,000        7,729,688
-----------------------------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Corp., Sub. Fixed Rate Mtg.
Securities, Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(2)(5)                       5,265,575        5,696,694


                      17 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face               Market Value
                                                                              Amount(1)          See Note 1
-------------------------------------------------------------------------------------------------------------
Residential (continued)
Residential Accredit Loans, Inc., Mtg. Asset-Backed
Pass-Through Certificates:
Series 1997-QS8, Cl. M3, 7.50%, 8/25/27                                       $    3,236,532   $    3,451,964
Series QS11, Cl. A1, 7%, 10/25/12                                                 20,740,761       21,155,576
-------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. Sub. Bonds, Series 1993-3,
Cl. B2, 6.713%, 8/25/08                                                            1,103,362        1,113,534
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B,
Cl. 1, 7.132%, 4/25/26                                                            14,587,156       11,277,695
-------------------------------------------------------------------------------------------------------------
Salomon, Inc., Commercial Mtg. Pass-Through Certificates,
Series 1998-A1, 5%, 12/25/00(2)                                                    8,663,135        8,316,610
                                                                                                -------------
                                                                                                   91,759,469
                                                                                                -------------
Total Mortgage-Backed Obligations (Cost $1,658,119,032)                                         1,607,600,284

=============================================================================================================
U.S. Government Obligations--14.9%
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.50%, 11/15/26                                                                   63,220,000       75,389,913
8%, 11/15/21                                                                      35,900,000       49,362,536
8.125%, 8/15/21                                                                   38,000,000       52,772,538
9.375%, 2/15/06(7)                                                                37,640,000       49,226,081
10.375%, 11/15/09                                                                 14,700,000       19,252,414
10.75%, 2/15/03(8)                                                                70,795,000       88,427,415
10.75%, 8/15/05                                                                   81,135,000      111,104,322
11.625%, 11/15/04                                                                 24,600,000       34,017,200
12%, 8/15/13                                                                      38,950,000       61,090,660
13.75%, 8/15/04(8)                                                                62,410,000       92,269,315
STRIPS, 4.865%, 2/15/19(9)                                                       176,000,000       59,087,600
STRIPS, 5.622%, 11/15/21(9)                                                      110,000,000       32,014,840
STRIPS, 5.624%, 8/15/21(9)                                                        79,000,000       23,249,305
STRIPS, 5.954%, 8/15/22(9)                                                       210,000,000       59,130,540
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.375%, 6/30/00                                                                   57,900,000       58,822,810
6.50%, 10/15/06(10)                                                              127,390,000      144,747,015
6.50%, 5/15/05-8/15/05                                                            83,600,000       94,173,417
6.875%, 5/15/06                                                                   91,240,000      105,496,341
7.875%, 11/15/04                                                                  24,000,000       28,462,512
10.75%, 5/15/03(8)                                                                38,585,000       48,701,524
                                                                                                -------------
Total U.S. Government Obligations (Cost $1,213,430,046)                                         1,286,798,298

=============================================================================================================
Foreign Government Obligations--17.0%
-------------------------------------------------------------------------------------------------------------
Argentina--2.6%
Argentina (Republic of) Bonds:
5%, 12/20/02(JPY)                                                              1,820,000,000        9,596,485
Bonos de Consolidacion de Deudas, Series I, 2.974%, 4/1/07(5)(ARP)                68,382,606       39,251,803
Bonos de Consolidacion de Deudas, Series I, 5.646%, 4/1/01(5)                      7,325,124        6,298,545
Series L, 6.188%, 3/31/05(5)                                                      15,551,500       12,382,882


                      18 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face             Market Value
                                                                              Amount(1)        See Note 1
-----------------------------------------------------------------------------------------------------------
Argentina (continued)
Argentina (Republic of) Global Unsec. Unsub. Bonds,
Series BGL5, 11.375%, 1/30/17                                                 $   33,860,000   $ 31,151,200
-----------------------------------------------------------------------------------------------------------
Argentina (Republic of) Nts.:
11.75%, 2/12/07(6)(ARP)                                                            3,100,000      2,255,516
Series REGS, 11.75%, 2/12/07(ARP)                                                 16,680,000     12,136,132
-----------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 5.75%, 3/31/23(11)                             34,050,000     22,898,625
-----------------------------------------------------------------------------------------------------------
Argentina (Republic of) Sr. Unsec. Unsub. Bonds, 11%, 10/9/06                      1,990,000      1,888,012
-----------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Bonds, 11.50%, 8/14/01(GBP)                  2,575,000      3,916,486
-----------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts.:
5.50%, 3/27/01(JPY)                                                            5,954,000,000     41,259,410
8.75%, 7/10/02(ARP)                                                               27,110,000     18,911,457
-----------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
10.625%, 8/7/06                                                                   15,000,000     13,050,000
-----------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Sr. Unsec. Unsub. Medium-Term Nts.,
11.50%, 10/19/98(2)                                                                  950,000        952,375
-----------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Sr. Unsec. Unsub. Nts., 11.50%,
10/19/98(2)                                                                        5,000,000      5,012,500
-----------------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04(ARP)                         5,490,000      3,212,029
                                                                                                -----------
                                                                                                224,173,457
-----------------------------------------------------------------------------------------------------------
Brazil--0.5%
Brazil (Federal Republic of) Bonds:
10.125%, 5/15/27                                                                     260,000        163,800
Series RG, 6.688%, 4/15/12(5)                                                     18,720,000      9,313,200
-----------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                    34,200,670     20,605,904
-----------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds,
6.688%, 4/15/12(5)                                                                12,035,000      5,987,413
-----------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99(ITL)                       15,600,000,000      9,180,913
-----------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Medium-Term Nts.,
11.25%, 12/9/99(2)(5)                                                                500,000        441,250
                                                                                                -----------
                                                                                                 45,692,480
-----------------------------------------------------------------------------------------------------------
Bulgaria--0.3%
Bulgaria (Republic of) Disc. Bonds,Tranche A, 6.688%, 7/28/24(5)                  23,280,000     14,986,500
-----------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer
Bonds, Tranche A, 2.50%, 7/28/12(11)                                              22,620,000     10,885,875
-----------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds, 6.688%, 7/28/11(5)                  6,800,000      4,046,000
                                                                                                -----------
                                                                                                 29,918,375
-----------------------------------------------------------------------------------------------------------
Denmark--0.2%
Denmark (Kingdom of) Bonds, 8%, 5/15/03(DKK)                                      44,770,000      8,090,293
-----------------------------------------------------------------------------------------------------------
Denmark (Kingdom of) Bullet Bonds, 7%, 11/15/07(DKK)                              40,590,000      7,508,024
                                                                                                -----------
                                                                                                 15,598,317


                      19 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                             Face              Market Value
                                                                             Amount(1)         See Note 1
-----------------------------------------------------------------------------------------------------------
Ecuador--0.1%
Ecuador (Republic of) Disc. Bonds, 6.625%, 2/28/25(5)                        $     2,505,000   $  1,200,834
-----------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Past Due Interest Bonds,
6.625%, 2/27/15(5)                                                                20,177,497      6,860,349
                                                                                                -----------
                                                                                                  8,061,183
-----------------------------------------------------------------------------------------------------------
Finland--0.3%
Finland (Republic of) Bonds, 9.50%, 3/15/04(FIM)                                  91,000,000     22,714,060
-----------------------------------------------------------------------------------------------------------
France--0.8%
France (Government of) Bonds, Obligations Assimilables
du Tresor, 5.25%, 4/25/08(FRF)                                                   358,640,000     69,938,883
-----------------------------------------------------------------------------------------------------------
Germany--3.9%
Germany (Republic of) Bonds:
4.50%, 2/18/03(DEM)                                                               36,590,000     22,623,637
6.50%, 7/15/03(DEM)                                                              132,390,000     88,772,021
7.50%, 9/9/04(DEM)                                                                81,850,000     58,316,180
Series 97, 6%, 7/4/07(DEM)                                                        84,300,000     57,711,329
Series 98, 5.625%, 1/4/28(DEM)                                                    14,440,000      9,611,668
-----------------------------------------------------------------------------------------------------------
Germany (Republic of) Nts., Series 98, 4%, 3/17/00(DEM)                          160,320,000     96,593,684
-----------------------------------------------------------------------------------------------------------
Germany (Republic of) Treasury Bills, Zero Coupon,
3.39%, 1/15/99(9)(DEM)                                                             5,000,000      2,962,800
                                                                                                -----------
                                                                                                336,591,319
-----------------------------------------------------------------------------------------------------------
Great Britain--1.3%
United Kingdom Treasury Bonds:
8.50%, 12/7/05(GBP)                                                               50,500,000    103,493,367
9%, 8/6/12(GBP)                                                                    4,690,000     11,193,149
                                                                                                -----------
                                                                                                114,686,516
-----------------------------------------------------------------------------------------------------------
Greece--0.1%
Hellenic Republic Government Bonds, 8.90%, 4/1/03(GRD)                         2,922,300,000      9,893,029
-----------------------------------------------------------------------------------------------------------
Hungary--0.1%
Hungary (Government of) Bonds, Series 99-G, 16.50%, 7/24/99(HUF)               1,946,000,000      8,750,767
-----------------------------------------------------------------------------------------------------------
Indonesia--0.1%
Perusahaan Listr, 17%, 8/21/01(2)(IDR)                                         9,000,000,000        473,130
-----------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Sr. Nts., 7.625%, 2/15/07                                21,145,000      8,722,313
-----------------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon, 9/3/98(2)(14)(IDR)             25,000,000,000        584,111
                                                                                                -----------
                                                                                                  9,779,554
-----------------------------------------------------------------------------------------------------------
Italy--1.6%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
8.50%, 1/1/04(ITL)                                                            91,330,000,000     66,721,274
9%, 10/1/03(ITL)                                                              88,380,000,000     65,368,410
10.50%, 4/1/05(ITL)                                                            7,305,000,000      5,993,154
                                                                                                -----------
                                                                                                138,082,838


                      20 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Ivory Coast--0.1%
Ivory Coast (Government of) Past Due Interest Bonds,
2%, 3/29/18(6)(11)                                                            $ 22,506,000   $  6,132,885
---------------------------------------------------------------------------------------------------------
Jordan--0.1%
Hashemite (Kingdom of Jordan) Bonds, Series DEF,
5%, 12/23/23(11)                                                                12,980,000      6,782,050
---------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Collateralized Par Bonds,
Series DEF, 5%, 12/23/23(6)(11)                                                    500,000        261,250
                                                                                             ------------
                                                                                                7,043,300
---------------------------------------------------------------------------------------------------------
Korea, Republic of (South)--0.2%
Korea (Republic of) Nts., 8.281%, 4/8/00(2)(5)                                  20,900,000     18,470,375
---------------------------------------------------------------------------------------------------------
Mexico--1.3%
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(6)                            8,000,000      5,940,000
---------------------------------------------------------------------------------------------------------
Mexican Williams Bonds, 6.25%, 11/15/08(2)(5)                                    1,500,000      1,230,000
---------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
8.125%, 9/10/04(11)(DEM)                                                        29,000,000     16,179,995
10.375%, 1/29/03(DEM)                                                           19,525,000     11,360,886
11.50%, 5/15/26                                                                 13,960,000     13,750,600
16.50%, 9/1/08(2)(GBP)                                                           2,445,000      4,986,048
---------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series B, 6.25%, 12/31/19                                                       33,900,000     25,255,500
Series W-A, 6.25%, 12/31/19                                                      9,750,000      7,263,750
Series W-B, 6.25%, 12/31/19                                                     29,150,000     21,716,750
---------------------------------------------------------------------------------------------------------
United Mexican States Petroleos Mexicanos Unsec. Unsub. Nts.,
7.875%, 3/2/99(CAD)                                                              5,600,000      3,626,374
                                                                                             ------------
                                                                                              111,309,903
---------------------------------------------------------------------------------------------------------
New Zealand--0.4%
New Zealand (Government of) Bonds:
8%, 2/15/01(NZD)                                                                20,800,000     10,961,918
8%, 4/15/04(NZD)                                                                35,000,000     19,385,539
                                                                                             ------------
                                                                                               30,347,457
---------------------------------------------------------------------------------------------------------
Nigeria--0.1%
Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20                  10,750,000      6,154,375
---------------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts., Series RC,
5.092%, 1/5/10                                                                   2,199,896      1,167,951
                                                                                             ------------
                                                                                                7,322,326
---------------------------------------------------------------------------------------------------------
Norway--0.5%
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)                             286,480,000     44,013,671
---------------------------------------------------------------------------------------------------------
Panama--0.1%
Panama (Government of) Past Due Interest Debs.,
6.688%,7/17/16(5)                                                               10,261,841      7,234,598


                      21 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                       Face                  Market Value
                                                                       Amount(1)             See Note 1
---------------------------------------------------------------------------------------------------------
Peru--0.6%
Peru (Republic of) Sr. Nts., Zero Coupon,
4.524%, 2/28/16(9)                                                     $      128,263,256    $ 49,176,133
---------------------------------------------------------------------------------------------------------
Poland--0.7%
Poland (Republic of) Past Due Interest Bonds,
4%, 10/27/14(11)                                                               75,960,000      64,376,100
---------------------------------------------------------------------------------------------------------
Russia--0.1%
City of St. Petersburg Sr. Unsub. Nts., 9.50%, 6/18/02(6)                       9,770,000       1,954,000
---------------------------------------------------------------------------------------------------------
Russia (Government of) Bonds:
18.29%, 4/28/99(2)(14)(RUR)                                                    34,219,000         375,607
29.80%, 7/14/99(2)(14)(RUR)                                                    57,402,000       1,060,276
Series 2, 29.80%, 7/14/99(2)(14)(RUR)                                          28,564,000         527,607
Series 3, 18.29%, 4/28/99(2)(14)(RUR)                                          31,475,000         345,487
---------------------------------------------------------------------------------------------------------
Russia (Government of) Debs., 6.719%, 12/15/15(5)                                 515,074          45,069
---------------------------------------------------------------------------------------------------------
Russia (Government of) Federal Loan Bonds,
Series 5022, 15%, 2/23/00(2)(RUR)                                             190,703,000       4,644,685
---------------------------------------------------------------------------------------------------------
Russia (Government of) Principal Loan Debs.,
Series 24 yr., 6.625%, 12/15/20(5)                                             15,870,000       1,021,631
                                                                                             ------------
                                                                                                9,974,362
---------------------------------------------------------------------------------------------------------
Spain--0.5%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion
del Estado:
5.25%, 1/31/03(ESP)                                                         4,742,600,000      35,336,229
6%, 1/31/08(ESP)                                                              974,000,000       7,695,877
                                                                                             ------------
                                                                                               43,032,106
---------------------------------------------------------------------------------------------------------
Turkey--0.2%
Export Credit Bank of Turkey Bonds,
8.219%, 8/18/00(2)(5)                                                             250,000         206,250
---------------------------------------------------------------------------------------------------------
Turkey (Republic of) Treasury Bills, Zero Coupon,
85.002%, 1/27/99(9)(TRL)                                                7,829,300,000,000      20,993,570
                                                                                             ------------
                                                                                               21,199,820
---------------------------------------------------------------------------------------------------------
Venezuela--0.2%
Venezuela (Republic of) Debs., Banco Venezuela TCI,
Zero Coupon, 6.13%, 12/13/98(2)(9)                                              1,977,034       1,878,182
---------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds:
Series A, 6.75%, 12/18/05(5)                                                    7,058,823       4,063,235
Series B, 6.625%, 12/18/05(5)                                                  10,588,235       6,094,853
Series P, 6.625%, 12/18/05(5)                                                   2,867,658       1,659,657
                                                                                             ------------
                                                                                               13,695,927
---------------------------------------------------------------------------------------------------------
Vietnam--0.0%
Vietnam (Government of) Bonds, 3%, 3/12/28(5)                                   1,932,000         468,510
                                                                                             ------------
Total Foreign Government Obligations (Cost $1,596,527,268)                                  1,467,678,251


                      22 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Loan Participations--0.3%
---------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
Tranche A, 6.50%, 10/16/00(2)(5)                                              $    629,023   $    570,839
---------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 6.563%, 1/1/09(2)(5)                                                 29,080,000     21,155,700
---------------------------------------------------------------------------------------------------------
United Mexican States, Combined Facility 2, Loan Participation
Agreement, Tranche A, 6.563%, 3/20/99(2)(5)                                        130,573        104,459
                                                                                             ------------
Total Loan Participations (Cost $26,443,195)                                                   21,830,998
=========================================================================================================
Corporate Bonds and Notes--37.9%
---------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.2%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                            22,273,000     22,384,365
---------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                            7,800,000      7,839,000
---------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08(6)                                                       7,700,000      7,122,500
10.75% Sr. Nts., 8/1/05                                                          8,183,000      8,223,915
12.25% Pass-Through Certificates, 12/1/02                                       13,575,000     14,661,000
---------------------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable
Asset-Backed Nts., Series 1997-1, 1/1/01(2)                                      7,500,000      7,518,750
---------------------------------------------------------------------------------------------------------
GPA Delaware, Inc., 9.75%, 12/10/01(2)                                           2,000,000      2,060,000
---------------------------------------------------------------------------------------------------------
Greater Toronto Airport, 5.40% Debs., 12/3/02(CAD)                              10,005,000      6,558,484
---------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Cl. B, 6/15/04(2)                                                                4,160,562      4,487,582
---------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07          10,150,000      9,921,625
---------------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(2)                       3,241,175      3,338,411
---------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                      14,545,000     13,890,475
                                                                                             ------------
                                                                                              108,006,107
---------------------------------------------------------------------------------------------------------
Chemicals--0.7%
Brunner Mond Group plc, 12.50% Sr. Sub. Nts., 7/15/08(6)(GBP)                    4,300,000      6,503,615
---------------------------------------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                       2,500,000      2,412,500
---------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.75% Sr. Sub. Nts., 10/15/03              1,600,000      1,664,800
---------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                              2,200,000      2,090,000
---------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07                 3,415,000      2,988,125
---------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                              9,560,000     10,324,800
---------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07                            4,375,000      3,500,000
---------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                      4,395,000      3,559,950
---------------------------------------------------------------------------------------------------------
Polytama International Finance BV, 11.25% Sec. Nts., 6/15/07(14)                 7,170,000      1,451,925
---------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec.Sub.Nts.,
Series B, 8/1/07                                                                 8,615,000      8,356,550
---------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                     2,510,000      2,158,600
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                            16,075,000     13,985,250
                                                                                             ------------
                                                                                               58,996,115


                      23 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Consumer Durables--0.2%
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts.,
Series B, 11/15/07                                                            $  6,110,000   $  5,590,650
---------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02                8,100,000      4,333,500
---------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)                       4,705,000      5,549,077
                                                                                             ------------
                                                                                               15,473,227
---------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.8%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs., 7/1/09(6)(15)                                         3,850,000      1,790,250
10.50% Sr. Nts., 7/1/08(6)                                                       3,350,000      3,232,750
---------------------------------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05                  5,500,000      3,052,500
---------------------------------------------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Sub. Nts., 8/15/08(6)                                 4,835,000      4,762,475
---------------------------------------------------------------------------------------------------------
Chattem, Inc., 8.875% Sr. Sub. Nts., 4/1/08(6)                                   2,100,000      2,047,500
---------------------------------------------------------------------------------------------------------
Globe Manufacturing, Inc., 10% Sr. Sub. Nts., 8/1/08(6)                          4,550,000      4,299,750
---------------------------------------------------------------------------------------------------------
Indorayon International Finance Co. BV, 10% Gtd. Unsec
Unsub. Nts., 3/29/01(2)                                                          1,850,000        647,500
---------------------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Sub. Nts., 5/1/08(6)                        4,745,000      4,555,200
---------------------------------------------------------------------------------------------------------
PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                               4,025,000      1,640,187
---------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec
Sub. Nts., 2/1/08                                                               14,500,000     14,246,250
---------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 10.981%, 3/15/01(9)                                                   19,420,000     14,953,400
---------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Sub. Nts., 7/1/08(6)                       6,340,000      5,959,600
---------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                     2,890,000      3,034,500
---------------------------------------------------------------------------------------------------------
Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                            6,300,000      6,268,500
                                                                                             ------------
                                                                                               70,490,362
---------------------------------------------------------------------------------------------------------
Energy--2.0%
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                              8,115,000      6,776,025
---------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
8.50% Sr. Nts., 3/15/12                                                          2,000,000      1,490,000
9.125% Sr. Unsec. Nts., 4/15/06                                                  1,491,000      1,289,715
9.625% Sr. Unsec. Nts., Series B, 5/1/05                                        11,995,000     10,615,575
---------------------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07              9,795,000      8,472,675
---------------------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                             3,600,000      3,366,000
---------------------------------------------------------------------------------------------------------
Dailey International, Inc., 9.50% Sr. Unsec. Nts., Series B, 2/15/08             3,700,000      2,164,500
---------------------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                               4,450,000      3,715,750
---------------------------------------------------------------------------------------------------------
DI Industries, Inc., 8.875% Sr. Nts., 7/1/07                                     5,155,000      3,943,575
---------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(2)                         1,300,000        890,500
---------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B, 2/15/07                                           3,515,000      2,478,075
9.50% Sr. Sub. Nts., 11/1/06                                                    14,485,000     10,646,475


                      24 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Energy (continued)
Gothic Energy Corp., 0%/14.125% Sr. Disc. Nts., 5/1/06(15)                    $ 18,450,000   $  7,472,250
---------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(6)              8,575,000      6,216,875
---------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08                5,925,000      4,769,625
---------------------------------------------------------------------------------------------------------
Grey Wolf, Inc., 8.875% Sr. Unsec. Nts., Series C, 7/1/07                        2,000,000      1,530,000
---------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06                  8,395,000      3,567,875
---------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08(6)                            13,000,000      9,685,000
---------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., 5/15/08(6)                       15,500,000     15,577,500
---------------------------------------------------------------------------------------------------------
Parker Drilling Co., 9.75% Sr. Unsec. Nts., Series D, 11/15/06                  12,100,000     11,253,000
---------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                     16,220,000     14,841,300
---------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07                                 9,185,000      8,771,675
---------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                               19,230,000     16,441,650
---------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03                                       1,775,000      1,712,875
---------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                12,460,000     11,899,300
---------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/9.875% Sr. Disc. Nts., 2/15/08(6)(15)                                         8,725,000      5,060,500
0%/11.375% Sr. Disc. Nts., 2/15/09(6)(15)                                        2,400,000      1,344,000
                                                                                             ------------
                                                                                              175,992,290
---------------------------------------------------------------------------------------------------------
Financial--10.0%
AMRESCO, Inc.:
9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                                       4,260,000      3,429,300
10% Sr. Sub. Nts., Series 97-A, 3/15/04                                          7,050,000      5,675,250
---------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts., 7/10/98(2)(14)(IDR)           27,000,000,000      630,839
---------------------------------------------------------------------------------------------------------
Banco Bamerindus do Brazil SA, 9% Unsec. Unsub. Bonds,
10/29/98(2)                                                                      3,240,000      3,223,800
---------------------------------------------------------------------------------------------------------
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98(2)                            12,980,000     12,915,100
---------------------------------------------------------------------------------------------------------
Banco Nacional de Mexico SA, 11% Sub. Exchangeable Capital
Debs., 7/15/03(2)                                                                9,750,000      7,507,500
---------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                           4,167,000      4,437,855
---------------------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG, 5% Sec. Nts., Series 661, 7/28/04(DEM)               23,855,000     15,019,330
---------------------------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts., 6/1/06             8,250,000      8,105,625
---------------------------------------------------------------------------------------------------------
Deutsche Pfandbrief & Hypobank, 4.75% Sec. Nts.,
Series 452, 3/20/03(DEM)                                                        96,400,000     59,731,116
---------------------------------------------------------------------------------------------------------
ECM Fund, L.P. I., 14% Sub. Nts., 6/10/02(2)                                       277,829        278,524
---------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., Series B, 9/15/04                         2,625,000      1,325,625
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6% Unsec. Nts., 5/15/08                                                        470,000,000    506,716,400
Zero Coupon Sub. Capital Debs., 5.924%, 10/9/19(9)                             238,280,000     72,749,267
---------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 5.25% Bonds, 6/16/08(DEM)                                48,250,000     29,482,272


                      25 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                             Face            Market Value
                                                                             Amount(1)       See Note 1
---------------------------------------------------------------------------------------------------------
Financial (continued)
Hypothekenbank in Essen AG:
4.50% Sec. Nts., Series 478, 5/2/03(DEM)                                     $  18,160,000   $ 11,147,944
5.25% Sec. Nts., Series 502, 1/22/08(DEM)                                       33,860,000     21,498,876
5.50% Sec. Nts., Series 459, 2/20/07(DEM)                                       33,400,000     21,652,445
---------------------------------------------------------------------------------------------------------
Industrial Bank of Japan Preferred Capital Co.
LLC (The), 8.79% Bonds, 12/29/49(5)(6)                                           6,550,000      4,789,792
---------------------------------------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau, 5% Bonds, 1/4/09(DEM)                          24,170,000     15,211,510
---------------------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(6)                                  10,000,000     10,250,000
---------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27                              5,350,000      4,895,250
---------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                     9,275,000      9,089,500
---------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts.,
3/29/04(6)(14)                                                                   4,970,000        273,350
---------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 10.206% Nts., 11/15/07(2)(5)                                 2,400,000      2,448,000
---------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
Zero Coupon Nts., Series 2, 9.908%, 7/15/98(2)(9)(IDR)                       6,484,800,000         60,605
Zero Coupon Promissory Nts., 9.391%, 7/14/98(2)(9)                              11,350,000      1,135,000
---------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust,9.75% Sr. Sec. Nts.,
Series B, 4/1/08                                                                13,990,000     12,381,150
---------------------------------------------------------------------------------------------------------
SBS Agro Finance BV Bonds, 10.25%, 7/21/00                                      14,961,000      1,196,880
---------------------------------------------------------------------------------------------------------
Southern Pacific Funding Corp.,11.50% Sr. Nts., 11/1/04                          9,500,000      1,805,000
---------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Nts., 1/1/28(2)                                       3,525,000      3,428,062
---------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                6,117,000      6,025,245
---------------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Sub. Capital
Income Nts., 6/1/27                                                              2,000,000      2,253,822
---------------------------------------------------------------------------------------------------------
Wilshire Financial Services Group, Inc., 13% Nts., 1/1/04                        5,440,000      4,868,800
                                                                                             ------------
                                                                                              865,639,034
---------------------------------------------------------------------------------------------------------
Food & Drug--0.8%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                        7,600,000      7,828,000
---------------------------------------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts., 8/15/03                                          7,360,000      7,709,600
---------------------------------------------------------------------------------------------------------
Family Restaurants, Inc., 10.875% Sr. Sub. Disc. Nts., 2/1/04(2)                 4,000,000      2,700,000
---------------------------------------------------------------------------------------------------------
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                                          6,150,000      5,996,250
10.625% Sr. Sub. Nts., Series B, 7/31/07                                        21,700,000     21,591,500
---------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon
Nts., 11/1/03(15)                                                                9,425,000      7,021,625
---------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07            10,810,000     11,188,350
---------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                           3,225,000      3,442,687
                                                                                             ------------
                                                                                               67,478,012
---------------------------------------------------------------------------------------------------------
Food/Tobacco--0.5%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                        2,100,000      2,173,500
---------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., 12/15/07(6)(15)                  10,200,000      5,865,000


                      26 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------

Food/Tobacco (continued)
Doane Products Co., 10.625% Sr. Nts., 3/1/06                                  $  3,000,000   $  3,120,000
---------------------------------------------------------------------------------------------------------
Foodmaker, Inc., 8.375% Sr. Sub. Nts., 4/15/08(6)                                4,500,000      4,365,000
---------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                      7,560,000      7,144,200
---------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10                             2,000,000      2,000,000
---------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                     2,800,000      2,758,000
---------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub.
Nts., 11/15/07                                                                  12,550,000     12,361,750
---------------------------------------------------------------------------------------------------------
Stroh Brewery Co., 11.10% Sr. Sub. Nts., 7/1/06(2)                                 123,000         58,425
---------------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07                          3,000,000      3,045,000
                                                                                             ------------
                                                                                               42,890,875
---------------------------------------------------------------------------------------------------------
Forest Products/Containers--0.7%
Ball Corp.:
7.75% Sr. Nts., 8/1/06(6)                                                        3,300,000      3,407,250
8.25% Sr. Sub. Nts., 8/1/08(6)                                                   3,300,000      3,407,250
---------------------------------------------------------------------------------------------------------
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05                      5,875,000      6,198,125
---------------------------------------------------------------------------------------------------------
Domtar, Inc., 10.85% Debs., 8/5/17(CAD)                                          1,700,000      1,332,178
---------------------------------------------------------------------------------------------------------
Fletcher Challenge Finance U.S.A., Inc., 8.05% Debs., 6/15/03(NZD)               4,755,000      2,450,876
---------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05(NZD)                                           4,900,000      2,748,021
14.50% Cv. Sub. Nts., 9/30/00(NZD)                                               4,900,000      2,773,632
---------------------------------------------------------------------------------------------------------
Florida Coast Paper Co. LLC, 12.75% First Mtg. Nts., Series B, 6/1/03            5,050,000      4,822,750
---------------------------------------------------------------------------------------------------------
Four M Corp., 12% Sr. Sec. Nts., Series B, 6/1/06                                3,895,000      3,836,575
---------------------------------------------------------------------------------------------------------
Indah Kiat International Finance Co. BV, 11.375% Sec. Nts.,
Series A, 6/15/99(2)                                                             5,400,000      3,564,000
---------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                 12,090,000     11,183,250
10.875% Sr. Sub. Nts., 4/1/08                                                    1,900,000      1,581,750
---------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                             5,250,000      5,748,750
---------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., 0%/12.75% Sr. Disc. Nts., 3/15/08(15)                   2,100,000        934,500
---------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                               3,850,000      3,792,250
                                                                                             ------------
                                                                                               57,781,157
---------------------------------------------------------------------------------------------------------
Gaming/Leisure--2.0%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(6)(15)                      2,150,000      1,053,500
---------------------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                 4,875,000      4,363,125
---------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series B, 11/15/00(2)(14)          5,775,000      5,572,875
---------------------------------------------------------------------------------------------------------
Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                                       3,725,000      4,078,875
---------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts.,
8/1/95(14)                                                                          33,500             --
---------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
11/15/00(2)                                                                      2,100,000        126,000
---------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                  7,725,000      7,435,312


                      27 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Gaming/Leisure (continued)
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                 $  5,125,000   $  5,560,625
---------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B,
8/15/03                                                                          5,300,000      5,909,500
---------------------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06(6)                     4,290,000      4,247,100
---------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% First Mtg. Sec. Nts., 12/1/03                      15,095,000     15,925,225
---------------------------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02                                   2,500,000      1,909,375
---------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(6)                            7,960,000      7,920,200
---------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                       450,000        479,250
---------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                             13,350,000     13,083,000
---------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                         6,675,000      6,675,000
---------------------------------------------------------------------------------------------------------
Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03                    5,000,000      5,150,000
---------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut),
13.50% Sr. Sec. Nts., Series B, 11/15/02                                        12,350,000     15,437,500
---------------------------------------------------------------------------------------------------------
Outboard Marine Corp., 10.75% Sr. Nts., 6/1/08(6)                                4,120,000      3,893,400
---------------------------------------------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(6)                                   10,800,000      6,696,000
---------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(15)                                                6,350,000      3,968,750
9.25% Sr. Nts., 4/1/06                                                           5,355,000      5,301,450
---------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
9.50% Sr. Sub. Nts., 4/15/07                                                    13,120,000     14,300,800
10.625% Sr. Sub. Nts., 7/15/05                                                   3,230,000      3,504,550
---------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                           100,000         94,750
---------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                         9,850,000     11,130,500
---------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.75% Sr. Nts., 4/1/06                            5,720,000      5,691,400
---------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                                900,000        891,000
---------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc.:
10% Sr. Unsec. Sub. Nts., 11/15/05(11)                                           7,100,000      6,141,500
12.25% Mtg. Nts., 11/15/04                                                       3,655,000      3,307,775
                                                                                             ------------
                                                                                              169,848,337
---------------------------------------------------------------------------------------------------------
Healthcare--0.5%
Fresenius Medical Care Capital Trust III, 7.375% Nts., 2/1/08(DEM)               5,250,000      2,968,402
---------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(6)                            5,500,000      5,390,000
---------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
9.50% Sr. Sub. Nts., 9/15/07                                                     8,095,000      7,568,825
10.25% Sr. Sub. Nts., 4/30/06                                                      605,000        595,925
---------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series B, 11/1/07           6,465,000      6,465,000
---------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc.,9% Sr. Sub. Nts., 2/15/08(6)                      5,050,000      4,317,750
---------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(6)                              8,015,000      6,812,750
---------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07                         10,560,000      9,662,400
                                                                                             ------------
                                                                                               43,781,052


                      28 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Housing--0.6%
Building Materials Corp. of America, 8.625% Sr. Nts., Series B,
12/15/06                                                                      $  3,400,000   $  3,434,000
---------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07                     1,830,000      1,546,350
---------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Nts., 3/1/04                                   2,680,000      2,814,000
---------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                   8,571,000      8,549,572
---------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                            13,800,000     13,869,000
---------------------------------------------------------------------------------------------------------
Nortek, Inc.:
8.875% Sr. Nts., 8/1/08(6)                                                       3,000,000      2,910,000
9.125% Sr. Nts., Series B, 9/1/07                                               11,450,000     11,278,250
9.25% Sr. Nts., Series B, 3/15/07                                                5,100,000      5,151,000
                                                                                             ------------
                                                                                               49,552,172
---------------------------------------------------------------------------------------------------------
Information Technology--0.6%
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts.,
3/15/08(15)                                                                     23,300,000      9,436,500
---------------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                             8,250,000      7,878,750
---------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                      925,000        855,625
---------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                       6,345,000      5,869,125
---------------------------------------------------------------------------------------------------------
Iron Mountain, Inc., 8.75% Sr. Sub. Nts., 9/30/09                                9,800,000      9,751,000
---------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                          3,800,000      4,275,000
---------------------------------------------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Disc. Unsec. Nts., Series B, 3/1/05(15)            16,895,000      9,038,825
---------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                    5,625,000      5,203,125
                                                                                             ------------
                                                                                               52,307,950
---------------------------------------------------------------------------------------------------------
Manufacturing--0.9%
Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08(6)                                     2,650,000      2,570,500
---------------------------------------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                               3,475,000      3,475,000
---------------------------------------------------------------------------------------------------------
Cia Latino Americana de Infraestructura &
Servicios SA--CLISA, 11.625% Sr. Unsec. Nts., 6/1/04(2)                            650,000        484,250
---------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                12,553,000     13,651,387
---------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08               3,600,000      3,312,000
---------------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(6)                              3,275,000      2,865,625
---------------------------------------------------------------------------------------------------------
Grupo Mexicano de Desarrollo SA, 8.25% Unsec. Unsub. Nts.,
2/17/01(6)(14)                                                                   6,000,000      1,215,000
---------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07               6,300,000      5,890,500
---------------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Sub. Nts., 8/15/07                                     8,650,000      8,693,250
---------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05           7,835,000      8,070,050
---------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75% Gtd. Sr. Sec. Sub. Nts.,
Series B, 12/30/99                                                               4,870,000      3,469,875
---------------------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Sub. Nts., 7/1/08(6)                           2,600,000      2,405,000
---------------------------------------------------------------------------------------------------------
Paragon Corp. Holdings, Inc., 9.625% Sr. Unsec. Nts., Series B, 4/1/08           1,455,000      1,040,325


                      29 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Manufacturing (continued)
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                 $  4,550,000   $  4,368,000
---------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts.,
Series B, 6/15/07                                                                6,400,000      6,240,000
---------------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08                                 2,850,000      2,671,875
---------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(2)                            5,000,000      5,025,000
                                                                                             ------------
                                                                                               75,447,637
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--1.1%
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08            2,375,000      2,327,500
---------------------------------------------------------------------------------------------------------
Azteca Holdings SA, 11% Sr. Sec. Nts., 6/15/02                                   5,730,000      4,182,900
---------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                 9,825,000      9,972,375
---------------------------------------------------------------------------------------------------------
CBS Radio, Inc., 11.375% Exchangeable Unsec. Sub. Debs.,
1/15/09(16)                                                                        939,600      1,075,842
---------------------------------------------------------------------------------------------------------
Chancellor Media Corp.:
8.125% Sr. Sub. Nts., Series B, 12/15/07                                        10,000,000      9,737,500
8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                    6,000,000      5,970,000
9% Sr. Sub. Nts., 10/1/08(2)                                                     4,300,000      4,353,750
---------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                     10,425,000     10,581,375
---------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(11)                         3,000,000      2,835,000
---------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                    8,275,000      8,150,875
9% Sr. Unsec. Sub. Nts., 7/15/07                                                14,800,000     14,800,000
10% Sr. Sub. Nts., 9/30/05                                                         725,000        766,687
---------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                            2,400,000      2,412,000
12.50% Sr. Nts., 6/15/02                                                         1,000,000      1,095,000
---------------------------------------------------------------------------------------------------------
TV Azteca SA de CV:
10.125% Sr. Nts., Series A, 2/15/04                                              3,300,000      2,136,750
10.50% Sr. Nts., Series B, 2/15/07                                               5,150,000      3,605,000
---------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                   13,125,000     13,092,187
9% Sr. Sub. Nts., Series B, 1/15/06                                                825,000        831,187
                                                                                             ------------
                                                                                               97,925,928
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--1.8%
Adelphia Communications Corp.:
8.125% Sr. Nts., 7/15/03(6)                                                      4,750,000      4,773,750
8.375% Sr. Nts., Series B, 2/1/08                                                6,800,000      6,936,000
9.25% Sr. Nts., 10/1/02                                                          7,175,000      7,444,063
9.875% Sr. Nts., Series B, 3/1/07                                                2,000,000      2,160,000
10.50% Sr. Unsec. Nts., Series B, 7/15/04                                        6,040,000      6,644,000
---------------------------------------------------------------------------------------------------------
American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(15)                2,559,080        652,565


                      30 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video (continued)
CSC Holdings, Inc.:
9.875% Sr. Sub. Debs., 2/15/13                                                $  2,620,000   $  2,882,000
9.875% Sr. Sub. Debs., 4/1/23                                                    1,350,000      1,471,500
9.875% Sr. Sub. Nts., 5/15/06                                                    2,215,000      2,414,350
10.50% Sr. Sub. Debs., 5/15/16                                                   7,950,000      9,102,750
---------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(15)             2,525,000      2,461,875
---------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Sr. Sec. Nts., 7/1/02                                17,610,000     18,666,600
---------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(2)                                              6,264,521      6,076,585
---------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(2)                                             6,006,601      5,826,404
---------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp.,0%/13.125% Sr. Sec
Disc. Nts., 3/15/04(15)                                                         18,110,000     16,117,900
---------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., 4/15/10(15)                  3,625,000      2,483,125
---------------------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B, 11/1/03(5)                                                            11,649,000     12,173,205
---------------------------------------------------------------------------------------------------------
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(15)                        1,900,000      1,871,500
---------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                    14,065,000     14,346,300
---------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs.,
12/1/07                                                                          4,350,000      4,774,125
---------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07(CAD)                       20,000,000     12,185,374
---------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07                3,160,000      2,938,800
---------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                    2,900,000      3,192,743
---------------------------------------------------------------------------------------------------------
United International Holdings, Inc.:
0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(15)                                  5,395,000      2,670,525
0%/14% Sr. Disc. Nts., Series B, 5/15/06(15)                                     4,700,000      1,997,500
                                                                                             ------------
                                                                                              152,263,539
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--1.1%
Ackerley Communications, Inc., 10.75% Sr. Sec. Nts.,
Series A, 10/1/03(2)                                                             9,050,000      9,414,806
---------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 10.50% Sr. Sub. Nts., Series B, 1/15/07                  2,895,000      3,206,213
---------------------------------------------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(6)                                   779,362        787,086
---------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07                          2,075,000      1,898,625
---------------------------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01(5)                                             13,780,000     14,262,300
---------------------------------------------------------------------------------------------------------
IPC Magazines Group plc, 9.625% Bonds, 3/15/08(2)(GBP)                          10,525,000     14,756,127
---------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                    4,250,000      4,388,125
9.625% Sr. Sub. Nts., 12/1/06                                                    8,575,000      9,132,375
---------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08          13,725,000     12,901,500
---------------------------------------------------------------------------------------------------------
Sun Media Corp., 9.50% Sr. Sub. Nts., 5/15/07                                      578,000        569,330
---------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr. Debs., 3/15/23                      8,209,000      9,847,984


                      31 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media (continued)
Time Warner, Inc.:
9.125% Debs., 1/15/13                                                         $  2,000,000   $  2,549,752
9.15% Debs., 2/1/23                                                              9,000,000     11,785,203
                                                                                             ------------
                                                                                               95,499,426
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--5.1%
Amazon.Com, Inc., 0%/10% Sr. Disc. Nts., 5/1/08(15)                              8,720,000      5,275,600
---------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/9.27% Sr. Disc. Nts., 8/15/07(15)                                             5,200,000      3,406,000
0%/13.25% Sr. Disc. Nts., 12/1/04(15)                                            3,670,000      3,518,613
---------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(15)                                       3,950,000      3,061,250
7.625% Bonds, 7/31/08(DEM)                                                      10,800,000      5,795,451
8.875% Sr. Nts., 11/30/07(DEM)                                                   4,450,000      2,592,621
10.125% Sr. Nts., 11/30/07(GBP)                                                  6,290,000     10,047,889
Units (each unit consists of $1,000 principal amount of
0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
7.8 ordinary shares)(15)(17)                                                    17,325,000     13,340,250
---------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd.,0%/11.20% Sr. Disc. Debs.,
11/15/07(15)                                                                     6,260,000      5,101,900
---------------------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                       4,085,000      3,860,325
---------------------------------------------------------------------------------------------------------
Convergent Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. nts., 4/1/08 and four warrants
to purchase 10.8 shares of common stock)(6)(17)                                  7,500,000      6,037,500
---------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
12/15/05(15)                                                                    27,875,000     22,300,000
---------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                    2,050,000      1,978,250
---------------------------------------------------------------------------------------------------------
e.spire Communications, Inc.:
0%/10.625% Sr. Disc. Nts., 7/1/08(6)(15)                                         3,035,000      1,563,025
13.75% Sr. Nts., 7/15/07                                                         4,215,000      4,573,275
---------------------------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08(6)                          4,255,000      3,893,325
---------------------------------------------------------------------------------------------------------
FaciliCom International, Inc., 10.50% Sr. Nts., Series B, 1/15/08                9,545,000      8,351,875
---------------------------------------------------------------------------------------------------------
Firstworld Communications, Inc., Units (each unit consists
of $1,000 principal amount of 0%/13% sr. disc. nts., 4/15/08 and one warrant to purchase 7.9002 shares of series B
common stock)(6)(15)(17)                                                         6,140,000      1,903,400
---------------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Disc. Nts., 2/15/08(15)              19,265,000      9,825,150
---------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.625% Sr. Nts., 5/15/08(6)                      13,285,000     12,919,663
---------------------------------------------------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05(2)                                    12,340,000      9,995,400
---------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts.,
12/15/05(6)(15)                                                                  1,800,000      1,566,000
---------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc./GST Network Funding Corp., Inc.,
0%/10.50% Sr. Disc. Nts., 5/1/08(6)(15)                                          4,315,000      2,092,775
---------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(15)                     14,435,000     10,465,375


                      32 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications (continued)
ICG Holdings, Inc.:
0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(15)                                     $  2,800,000   $  2,002,000
0%/13.50% Sr. Disc. Nts., 9/15/05(15)                                           11,360,000      9,031,200
---------------------------------------------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr. Unsec. Disc. Nts., 2/15/08(15)                    2,060,000      1,040,300
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
8.50% Sr. Nts., Series B, 1/15/08                                               13,675,000     13,572,438
8.60% Sr. Unsec. Nts., Series B, 6/1/08                                         15,700,000     15,660,750
8.875% Sr. Nts., 11/1/07                                                         7,815,000      7,893,150
---------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc.,0%/12.50% Sr. Unsec. Disc. Nts.,
2/15/08(15)                                                                     23,200,000     10,788,000
---------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08                    16,640,000     15,724,800
---------------------------------------------------------------------------------------------------------
Long Distance International, Inc., Units (each unit consists of
$1,000 principal amount of 12.25% sr. nts., 4/15/08 and one
warrant to purchase 15.0875 shares of common stock)(6)(17)                       4,160,000      3,640,000
---------------------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts., 3/1/07(15)                                             2,710,000      1,978,300
9.25% Sr. Nts., 7/15/07                                                          1,725,000      1,768,125
---------------------------------------------------------------------------------------------------------
Netia Holdings BV:
0%/11% Sr. Disc. Nts., 11/1/07(15)(DEM)                                         13,850,000      3,749,729
0%/11% Sr. Disc. Nts., Series B, 11/1/07(15)(DEM)                                9,750,000      2,639,701
0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(15)                                  4,900,000      2,192,750
10.25% Sr. Nts., Series B, 11/1/07                                               2,425,000      1,849,063
---------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Unsec. Nts., 4/15/08(15)                                      9,000,000      5,175,000
9% Sr. Nts., 3/15/08                                                             4,650,000      4,417,500
9.625% Sr. Nts., 10/1/07                                                        15,130,000     14,751,750
---------------------------------------------------------------------------------------------------------
NorthEast Optic Network, Inc., 12.75% Sr. Nts., 8/15/08                          3,800,000      3,553,000
---------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/9.75% Sr. Nts., 4/1/08(6)(15)                                                 6,600,000      4,026,000
0%/10.75% Sr. Unsec. Unsub. Nts., Series REGS, 4/1/08(15)(GBP)                  13,525,000     11,147,445
0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(15)                                  900,000        927,963
10% Sr. Nts., Series B, 2/15/07                                                  7,725,000      7,840,875
---------------------------------------------------------------------------------------------------------
Onepoint Communications Corp., Units (each unit consists of
$1,000 principal amount of 14.50% sr. nts., 6/1/08 and one warrant
to purchase one share of common stock at $.01 per share)(6)(17)                 12,550,000      9,224,250
---------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc.,9% Cv. Sub. Nts., 6/1/06(6)                       1,500,000        408,750
---------------------------------------------------------------------------------------------------------
PLD Telekom, Inc., Units (each unit consists of $1,000 principal amount 0%/14% sr. disc. nts., 6/1/04 and one warrant to
purchase 34 shares of common stock)(6)(15)(17)                                  16,650,000     14,069,250
---------------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                            31,010,000     31,242,575
---------------------------------------------------------------------------------------------------------
PTC International Finance BV, 0%/10.75% Gtd. Sr. Unsec
Sub. Bonds, 7/1/07(15)                                                           6,532,000      4,017,180
---------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.:
0%/8.29% Sr. Unsec. Disc. Nts., Series B, 2/1/08(15)                            18,355,000     13,766,250
0%/9.47% Sr. Disc. Nts., 10/15/07(15)                                           15,400,000     11,935,000


                      33 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications (continued)
RSL Communications plc:
0%/10% Bonds, 3/15/08(15)(DEM)                                                  18,875,000   $  5,279,590
0%/10.125% Sr. Disc. Nts., 3/1/08(15)                                            9,640,000      4,964,600
---------------------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27(CAD)                            14,580,000      9,785,232
---------------------------------------------------------------------------------------------------------
Telefonica de Argentina SA, 11.875% Unsec. Nts., 11/1/04                           300,000        294,750
---------------------------------------------------------------------------------------------------------
TeleWest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(15)                10,975,000      9,054,375
---------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                 4,000,000      4,040,000
---------------------------------------------------------------------------------------------------------
US Xchange LLC, 15% Sr. Nts., 7/1/08(6)                                          4,465,000      4,286,400
---------------------------------------------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Unsec. Nts., 4/1/05                                                  7,615,000      7,576,925
13.50% Sr. Unsec. Nts., 6/15/04                                                  1,960,000      2,185,400
---------------------------------------------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Nts., 4/15/08(6)                                       11,500,000     10,350,000
                                                                                             ------------
                                                                                              441,315,278
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--3.2%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07(6)                            2,125,000      2,114,375
---------------------------------------------------------------------------------------------------------
Celcaribe SA, 13.50% Sr. Sec. Nts., 3/15/04                                     12,750,000     13,068,750
---------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.,
0%/14% Sr. Disc. Nts., 10/1/07(15)                                              26,723,000     10,689,200
---------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.:
0%/9.50% Bonds, 4/1/05(15)(XEU)                                                 30,825,000     26,315,441
6% Cv. Sub. Nts., 4/1/05(6)                                                      2,200,000      3,374,250
---------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(15)            3,895,000      3,252,325
---------------------------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon
Bonds, 11/15/03(15)                                                             16,359,000     11,124,120
---------------------------------------------------------------------------------------------------------
Crown Castle International Corp., 0%/10.625% Sr. Unsec. Disc
Nts., 11/15/07(15)                                                              13,410,000      8,113,050
---------------------------------------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(6)(15)              8,600,000      3,354,000
---------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                              800,000        812,000
---------------------------------------------------------------------------------------------------------
Geotek Communications, Inc.:
0%/15% Sr. Sec. Disc. Nts., Series B, 7/15/05(14)(15)                            6,475,000        679,875
12% Cv. Sr. Sub. Nts., 2/15/01(14)                                                 625,000          3,906
---------------------------------------------------------------------------------------------------------
ICO Global Communications (Holdings) Ltd., Units (each unit
consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and
one warrant to purchase 19.85 shares of common stock)(17)                        4,600,000      3,588,000
---------------------------------------------------------------------------------------------------------
Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                  7,470,000      6,984,450
---------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/11.125% Sr. Disc. Nts.,
Series B, 10/15/07(15)(CAD)                                                     11,545,000      3,983,508
---------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(15)         3,965,000      2,517,775
---------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts., 10/31/07(15)                                           23,675,000     14,323,375
0%/9.95% Sr. Disc. Nts., 2/15/08(15)                                            14,150,000      8,383,875
0%/10.65% Sr. Disc. Nts., 9/15/07(15)                                           25,825,000     16,398,875


                      34 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications (continued)
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                     $  9,940,000   $  6,908,300
11.625% Sr. Nts., Series A, 8/15/06                                             12,110,000      8,416,450
---------------------------------------------------------------------------------------------------------
Orange plc, 8% Sr. Nts., 8/1/08                                                 13,200,000     12,870,000
---------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts.,
8/15/04                                                                         17,730,000     15,691,050
---------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(15)              11,975,000      7,963,375
---------------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(15)              10,985,000      5,876,975
---------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 11.25% Sr. Nts.,
8/15/08(16)                                                                      3,350,000      3,098,750
---------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
9.125% Sr. Sec. Nts., 12/15/06(6)                                               13,350,000     13,083,000
11.75% Sr. Sub. Nts., 7/15/07                                                   10,240,000     10,752,000
---------------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000
principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and one
warrant to purchase six common shares)(6)(15)(17)                               18,540,000      8,435,700
---------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                    9,550,000      9,168,000
---------------------------------------------------------------------------------------------------------
Satelites Mexicanos SA, 10.125% Sr. Nts., 11/1/04(6)                             4,875,000      3,424,688
---------------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Disc. Nts., 3/1/08(15)                     28,875,000     15,159,375
---------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(6)(15)               10,410,000      4,944,750
---------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 0%/12.50%
Sr. Disc. Nts., 8/15/06(15)                                                        610,000        515,450
---------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
9.50% Sr. Nts., 2/1/04                                                           6,520,000      5,965,800
14% Sr. Nts., 11/1/04                                                            9,965,000     10,612,725
                                                                                             ------------
                                                                                              281,967,538
---------------------------------------------------------------------------------------------------------
Metals/Minerals--0.8%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                       19,110,000     19,253,325
---------------------------------------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                            10,550,000      8,492,750
---------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                             3,495,000      3,757,125
---------------------------------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07                         7,025,000      6,076,625
---------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., 5/15/08(6)                       7,250,000      6,960,000
---------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08             2,000,000      1,780,000
---------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07             5,700,000      5,158,500
---------------------------------------------------------------------------------------------------------
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(6)(15)              18,300,000      6,496,500
---------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                                          10,845,000     10,356,975
                                                                                             ------------
                                                                                               68,331,800
---------------------------------------------------------------------------------------------------------
Retail--0.4%
Boyds Collection Ltd., 9% Sr. Sub. Nts., 5/15/08(6)                              7,100,000      6,816,000
---------------------------------------------------------------------------------------------------------
Central Termica Guemes, 12% Bonds, 11/26/01(6)                                   6,025,000      3,840,938


                      35 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Retail (continued)
Eye Care Centers of America, Inc.:
9.125% Sr. Sub. Nts., 5/1/08(6)                                               $  6,670,000   $  5,836,250
12% Sr. Nts., 10/1/03                                                            6,600,000      7,029,000
---------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                       2,500,000      2,262,500
---------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                               3,125,000      2,890,625
---------------------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(6)                   5,850,000      5,513,625
---------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                               3,450,000      3,363,750
                                                                                             ------------
                                                                                               37,552,688
---------------------------------------------------------------------------------------------------------
Service--0.6%
Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06                  3,435,000      3,761,325
---------------------------------------------------------------------------------------------------------
Borg-Warner Security Corp.,9.625% Sr. Sub. Nts., 3/15/07                         1,450,000      1,602,250
---------------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(15)                               6,650,000      4,854,500
---------------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                        2,920,000      2,876,200
---------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08          10,460,000     10,041,600
---------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Sub. Nts., 8/15/08(6)                5,900,000      5,811,500
---------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                  4,630,000      4,467,950
---------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
6.75% Cv. Sr. Sub. Nts., 9/15/03                                                11,090,000     12,476,250
13.625% Sr. Sub. Disc. Nts., 6/30/05                                             3,155,000      3,612,475
---------------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                       3,304,000      3,700,480
                                                                                             ------------
                                                                                               53,204,530
---------------------------------------------------------------------------------------------------------
Transportation--1.7%
Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B, 8/1/04                3,700,000      3,945,125
---------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07              4,775,000      4,416,875
---------------------------------------------------------------------------------------------------------
Chrysler Financial Corp., 13.25% Nts., 10/15/99                                  4,500,000      4,846,941
---------------------------------------------------------------------------------------------------------
Coach USA, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07                          6,695,000      6,661,525
---------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06             11,500,000     12,075,000
---------------------------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.875% Nts., 7/1/10                                         6,500,000      6,378,658
---------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
9.125% Sr. Sub. Nts., 7/15/07                                                    6,550,000      6,615,500
11% Sr. Sub. Nts., 7/15/06                                                       6,690,000      7,367,363
---------------------------------------------------------------------------------------------------------
HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05(6)                             3,650,000      3,321,500
---------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                      4,335,000      4,161,600
---------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                             2,825,000      3,036,875
---------------------------------------------------------------------------------------------------------
Millennium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% priority ship mtg. nts., 7/15/05 and
warrants to purchase 5 shares of common stock)(6)(17)                            5,800,000      5,249,000
---------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(6)                                13,175,000     12,516,250
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(6)(17)               11,325,000     11,891,250


                      36 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Face           Market Value
                                                                            Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Transportation (continued)
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07              $ 14,250,000   $   13,893,750
---------------------------------------------------------------------------------------------------------
Pycsa Panama SA, 10.28% Sr. Sec. Bonds, 12/15/12(6)                            8,755,000        7,244,763
---------------------------------------------------------------------------------------------------------
TFM SA de CV, 10.25% Sr. Nts., 6/15/07                                         5,225,000        4,349,813
---------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp.,
0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(15)                             27,791,000       24,317,125
---------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(2)               11,918,779        6,585,126
                                                                                           --------------
                                                                                              148,874,039
---------------------------------------------------------------------------------------------------------
Utility--0.6%
Beaver Valley II Funding Corp., 9% Second Lease Obligation
Bonds, 6/1/17                                                                    956,000        1,080,280
---------------------------------------------------------------------------------------------------------
C.A. La Electricidad de Caracas, 6.312% Exchange Eurobonds,
9/30/03(2)(5)                                                                  3,000,227        1,672,627
---------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                       16,665,000       17,706,563
---------------------------------------------------------------------------------------------------------
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                                                        4,000,000        4,100,000
10.50% Sr. Nts., 5/15/06                                                         910,000          978,250
---------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11             9,300,000       10,729,875
---------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 0%/8.50% Sr. Unsec. Nts.,
Series H, 7/1/10(15)                                                           8,000,000        5,749,304
---------------------------------------------------------------------------------------------------------
Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08                                                  5,879,927        4,927,785
9.50% Sr. Sec. Nts., 12/28/08(6)                                               5,027,689        4,213,551
                                                                                           --------------
                                                                                               51,158,235
                                                                                           --------------
Total Corporate Bonds and Notes (Cost $3,487,233,225)                                       3,281,777,328

                                                                              Shares
=========================================================================================================
Preferred Stocks--2.5%
---------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(16)                         124,233        3,074,767
---------------------------------------------------------------------------------------------------------
BankUnited Capital Trust, 10.25% Gtd. Bonds, 12/31/26                         10,050,000       10,577,625
---------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A(2)(16)(22)                             130,000        3,250,000
---------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 7% Cum. Cv.(6)                                          146,175        2,375,344
---------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Exchangeable(16)                                      5,091        4,390,987
---------------------------------------------------------------------------------------------------------
Concentric Network Corp., 13.50% Preferred, Series B(16)                           7,140        6,301,050
---------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg                            278,000        6,845,750
---------------------------------------------------------------------------------------------------------
Crown American Realty Trust, 11% Cum., Series A, Non-Vtg                          49,500        2,447,156
---------------------------------------------------------------------------------------------------------
CSC Holdings, Inc.:
8.50% Cum. Cv., Series I, Non-Vtg                                                 36,500        2,409,000
11.125% Cum., Series M(16)                                                        66,711        7,338,210
---------------------------------------------------------------------------------------------------------
Doane Products Co., 14.25% Exchangeable, Non-Vtg.(2)(18)                         255,000        9,913,125
---------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 12.25% Sr. Exchangeable                               7,417        6,693,842
---------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable
Preferred Stock(2)                                                                 9,359        7,697,777


                      37 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                              Shares         See Note 1
---------------------------------------------------------------------------------------------------------
Preferred Stocks (continued)
Eagle-Picher Holdings, Inc., Cum. Exchangeable, Series B, 3/1/08,
Non-Vtg.(2)(18)                                                                     39,000   $  2,115,750
---------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cum. Cv., Series C, Non-Vtg.(6)(16)                          600,000      1,200,000
---------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable, Series B, Non-Vtg.(16)                                                 6,980      6,770,600
---------------------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Cum., Series A, Non-Vtg.(16)                          118,745     12,883,832
---------------------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum
Exchangeable Perpetual Preferred Stock, Series A                                        20            515
---------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Trust Preferred Nts.,
12/1/06                                                                          4,580,000      4,568,550
---------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable(16)                                          5,324      6,135,910
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
13.50% Exchangeable, Series B(16)                                                    5,134      5,750,080
Depositary Shares Representing one one-hundredth 7% Cum
Cv. Jr. Preferred Stock, Series E, Non-Vtg.(6)                                     116,450      2,809,356
---------------------------------------------------------------------------------------------------------
International Utility Structures, Inc.:
13% Preferred(2)(16)                                                                    70         74,375
Units (each unit consists of $1,000 principal amount of 13% sr.
exchangeable preferred stock and one warrant to purchase 30
shares of common stock)(2)(16)(17)                                                   1,090      1,095,450
---------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.(22)                                             159,100      2,545,600
---------------------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Cum. Exchangeable(16)                            84,432      5,509,188
---------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Exchangeable, Series E(16)                      3,230      2,915,075
---------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Cum. Exchangeable, Vtg.(16)                     219,162     11,560,795
---------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable,
Non-Vtg.(6)(16)                                                                        830      7,075,750
---------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable                                                                165,600     15,111,000
9.20% Exchangeable, Series F                                                        46,400      4,466,000
---------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Sr. Exchangeable(2)(16)                               11,225     10,186,688
---------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable, Series B, Non-Vtg.(18)                       272,270     12,966,859
---------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., 13.75% Cum. Nts., Series B, 3/15/09,
Non-Vtg.(2)(16)                                                                        300      2,167,500
---------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc./Capstar Broadcasting Corp., 12.625%
Cum., Series E, Non-Vtg.(16)                                                        12,330      1,445,693
---------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Exchangeable,
Non-Vtg.(2)(16)                                                                      6,051      5,945,108
---------------------------------------------------------------------------------------------------------
Unisys Corp., $3.75 Cv., Series A                                                   80,000      3,790,000
---------------------------------------------------------------------------------------------------------
Viatel, Inc., 10% Cv., Series A(2)(16)                                               5,704        285,200
---------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv., Series B(22)                                                            280,000      7,560,000
9.20% Preferred(22)                                                                387,400      9,079,688
                                                                                             ------------
Total Preferred Stocks (Cost $241,989,613)                                                    219,329,195


                      38 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                              Shares         See Note 1
=========================================================================================================
Common Stocks--0.4%
---------------------------------------------------------------------------------------------------------
Celcaribe SA(6)(18)                                                              1,658,520   $  6,841,395
---------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.(18)                                                      33,200        199,200
---------------------------------------------------------------------------------------------------------
Coinstar, Inc.(18)                                                                  46,550        288,028
---------------------------------------------------------------------------------------------------------
ECM Fund, L.P. I.(2)                                                                   525        464,625
---------------------------------------------------------------------------------------------------------
El Paso Electric Co.(18)                                                           500,506      4,848,652
---------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(2)(18)                                                          68,985        103,477
---------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc.(18)                                                      48,080        958,595
---------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc.(18)                                                   146,400        915,000
---------------------------------------------------------------------------------------------------------
Horizon Group Properties, Inc.(18)                                                  19,435         46,158
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(18)                                                  4,272        104,931
---------------------------------------------------------------------------------------------------------
Ladish Co., Inc.(18)                                                               134,333      1,183,810
---------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(18)                                                             172,137      8,413,196
---------------------------------------------------------------------------------------------------------
Omnipoint Corp.(18)                                                                640,625      4,764,648
---------------------------------------------------------------------------------------------------------
Optel, Inc.(18)                                                                     11,560            116
---------------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Cl. C(18)                                                  15,300         30,600
---------------------------------------------------------------------------------------------------------
Sheridan Energy, Inc.(18)(22)                                                      394,283        985,707
---------------------------------------------------------------------------------------------------------
Vail Resorts, Inc.(18)                                                             170,000      3,389,375
---------------------------------------------------------------------------------------------------------
Walter Industries, Inc.(18)                                                        119,583      1,487,314
                                                                                             ------------
Total Common Stocks (Cost $28,100,424)                                                         35,024,827

                                                                                   Units
=========================================================================================================
Rights, Warrants and Certificates--0.1%
---------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts.:
Exp. 6/99(2)                                                                       119,070          1,191
Exp. 8/00(2)                                                                         8,000             80
---------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(2)                                  118,975          1,190
---------------------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd./ Australia Media Ltd. Wts., Exp. 5/00(2)                   780              5
---------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(2)                                            262,500         65,625
---------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Wts., Exp. 2/99                                  74,086             --
---------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 10/07(6)                                      19,573         66,059
---------------------------------------------------------------------------------------------------------
Central Bank of Nigeria Wts., Exp. 11/20                                            10,750             --
---------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2)(22)                                             130,000         52,000
---------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/05                                        7,425         17,292
---------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03                                             8,109        528,099
---------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07(2)                                         4,650        418,500
---------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc. Wts., Exp. 3/08(2)                                 23,300        233,000
---------------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05                                        5,225        277,437
---------------------------------------------------------------------------------------------------------
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(2)                                    7,250        145,000
---------------------------------------------------------------------------------------------------------
Geotek Communications, Inc. Wts., Exp. 7/05(2)                                     690,000          6,900
---------------------------------------------------------------------------------------------------------
Globix Corp. Wts., Exp. 5/05                                                        12,340        123,400
---------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc. Wts., Exp. 1/01                                          48,080        202,837


                      39 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                              Units          See Note 1
---------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates (continued)
Gothic Energy Corp. Wts.:
Exp. 1/03(6)                                                                       192,993   $      1,930
Exp. 9/04(2)                                                                       189,000        212,625
Exp. 5/05(2)                                                                       146,363        169,782
---------------------------------------------------------------------------------------------------------
Grand Union Co. Wts., Exp. 8/03                                                     11,563         33,244
---------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01                                    1,035         93,279
---------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                                         46,860        527,105
---------------------------------------------------------------------------------------------------------
IHF Capital, Inc.:
Series I Wts., Exp. 11/99(2)                                                         5,400            729
Wts., Exp. 11/99(2)                                                                  1,750            236
---------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                               13,050             --
---------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts., Exp. 4/08(6)                                       23,200        118,900
---------------------------------------------------------------------------------------------------------
Mexican Value Rts., Exp. 6/03                                                   25,048,650             --
---------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(2)                               29,300        531,062
---------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA Wts., Exp. 3/04(2)                                    21,600        348,300
---------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)                                                102,500        762,344
---------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(2)                                       6,250         88,281
---------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                                       60,389      1,087,002
---------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(2)                                                                      182,000      2,275,000
Exp. 6/05(2)                                                                        13,440        134,400
---------------------------------------------------------------------------------------------------------
Rocky Mountain Internet, Inc. Wts., Exp. 7/03(2)                                    55,000        467,500
---------------------------------------------------------------------------------------------------------
Stroh Brewery Co. Wts., Exp. 7/06(2)                                                20,249            202
---------------------------------------------------------------------------------------------------------
United International Holdings, Inc. Wts., Exp. 11/99(2)                             20,345        104,268
---------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(2)(22)                         196,400        220,950
---------------------------------------------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/05(2)                                                    50,685        405,480
                                                                                             ------------
Total Rights, Warrants and Certificates (Cost $7,094,976)                                       9,721,234

                                                                              Face
                                                                              Amount(1)
=========================================================================================================
Structured Instruments--7.8%
---------------------------------------------------------------------------------------------------------
AIG International, Inc., Commodity Index Total Return
Linked Nts., 5.50%, 9/15/99(19)                                               $  2,000,000      2,405,973
---------------------------------------------------------------------------------------------------------
Bank of America NT & SA (London Branch), Goldman Sachs
Commodity Index Excess Return Linked Nts., 5.50%, 1/5/00(20)                     1,000,000        843,300
---------------------------------------------------------------------------------------------------------
Bankers Trust/Bear Stearns High Yield Composite Index
Linked Nts.:
8.55%, 5/4/99                                                                   11,000,000     10,307,770
8.55%, 5/4/99                                                                   19,000,000     17,802,050
---------------------------------------------------------------------------------------------------------
Bankers Trust/Lehman High Yield Composite Index Linked Nts.,
8.55%, 4/5/99                                                                   30,000,000     28,173,900
---------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Lehman High Yield Index Nts., 8.50%, 3/8/99                                     44,500,000     41,456,200


                      40 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Structured Instruments (continued)
Bear Stearns High Yield Composite Index Linked Nts.:
8.50%, 10/9/98(2)                                                             $  7,500,000   $  6,973,500
8.50%, 4/9/99                                                                   30,000,000     27,846,900
9%, 10/13/98                                                                    22,700,000     20,807,728
9%, 2/16/99(2)                                                                  23,500,000     21,630,105
9%, 2/5/99                                                                      28,500,000     26,270,445
---------------------------------------------------------------------------------------------------------
Business Development Bank Canada Linked Nts., 4.86%, 6/30/99                     1,000,000        934,200
---------------------------------------------------------------------------------------------------------
Business Development Bank Canada, Goldman Sachs
Commodity Index Excess Return Linked Nts.:
5.45%, 1/24/00(20)                                                              10,000,000      9,342,000
5.45%, 1/24/00(20)                                                               8,000,000      7,432,800
---------------------------------------------------------------------------------------------------------
Chase Manhattan Bank USA, National Assn., Chase Physical
Commodity Index Linked Deposit Nts., 5.40%, 8/30/99(21)                          1,500,000      1,843,800
---------------------------------------------------------------------------------------------------------
Citibank (New York), Turkish Lira Linked Nts., 80.20%, 10/21/98                  9,500,000      9,385,050
---------------------------------------------------------------------------------------------------------
Citibank, Turkish Lira Sr. Linked Nts., 75.90%, 10/28/98                        14,400,000     14,346,720
---------------------------------------------------------------------------------------------------------
Commerzbank International SA, Morgan Stanley Group, Inc.
Natural Gas Futures Linked Nts., 4.913%, 5/22/99(5)                              1,000,000      1,020,300
---------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch), Russian OFZ
Linked Nts., 15%, 2/23/00(2)(RUR)                                              273,777,000      6,668,001
---------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Russian Federal Loan Floating Rate
Linked Nts.:
18.598%, 10/25/00(2)                                                             9,630,000         96,300
18.339%, 2/23/00(2)                                                              9,630,000         96,300
---------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Russian OFZ Linked Nts., 14%,
9/27/00(2)(RUR)                                                                124,216,000      1,550,271
---------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP, High Yield Index Nts., 8%, 3/4/99                       25,000,000     22,625,000
---------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co. Argentina Local Market Securities Trust,
11.30%, 4/1/00 [representing debt of Argentina (Republic of)
Bonos del Tesoro Bonds, Series 10, 5.222%, 4/1/00 and an
interest rate swap between Goldman Sachs and the Trust](2)                       7,213,043      6,455,674
---------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.:
Repackaged Argentina Domestic Securities Trust,14.75%, 9/1/02
[representing debt of Argentina (Republic of) Bonos de
Consolidacion de Deudas Bonds, Series I, 5.646%, 9/1/02](2)                      6,000,000      4,260,000
The Emerging Markets Bond Index Linked Nts., 9.50%, 7/16/99                     96,550,000     76,030,904
Turkish Lira Linked Nts., 84%, 10/2/98(12)                                      18,460,000     18,461,754
---------------------------------------------------------------------------------------------------------
Korea Development Bank, Industrial Bank Finance Linked Nts.,
Zero Coupon, 3/5/99(2)                                                          18,030,000     18,057,045
---------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Chilean Peso/Japanese Yen Linked Nts., 18.25%, 10/28/98                         21,075,000     19,361,940
Greek Drachma/European Currency Unit Linked Nts.,
Zero Coupon, 3/26/99                                                            10,500,000     11,233,950
Greek Drachma/Swiss Franc Linked Nts., Zero Coupon, 3/31/99                      6,740,000      7,302,116


                      41 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
---------------------------------------------------------------------------------------------------------
Structured Instruments (continued)
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99 (representing debt of Chemical Banking Corp., sub. capital nts., and equity of
Citicorp, 7.75% preferred, series 22)(2)(17)                                  $ 10,000,000   $ 11,567,000
---------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York (Nassau Branch) Turkish
Lira Currency Linked Certificate of Deposit, 71.10%, 10/13/98                    9,635,000      9,587,422
---------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York,The Emerging Markets
Bond Index Linked Nts., 9.50%, 8/10/99(12)                                      48,200,000     39,875,041
---------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc.:
Brazil C Total Return Linked Nts., 10.137%, 12/8/98(5)                          32,611,709     33,997,707
Brazil Credit Linked Nts., 6%, 4/2/03                                           23,733,000     11,391,840
United Mexican States 2016 Linked Nts., 15.081%, 12/16/98                       26,354,864     30,168,414
United Mexican States 2026 Linked Nts., 16.126%, 12/16/98                       10,632,108     11,789,413
---------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 7.437%, 4/28/02
(representing a basket of reference loans and a total return
swap between Chase Manhattan Bank and the Trust)(2)(5)                          39,790,000     38,376,219
---------------------------------------------------------------------------------------------------------
Standaod Chartered Bank, Philippines Peso/Japanese Yen
Linked Nts.:
20.25%, 11/9/98                                                                  9,680,000      8,939,480
22.20%, 10/13/98                                                                 3,332,000      3,071,771
22.25%, 10/13/98                                                                 2,175,000      2,011,657
22.70%, 10/21/98                                                                 4,165,000      3,848,044
22.83%, 1/19/99                                                                  9,658,000      8,901,779
---------------------------------------------------------------------------------------------------------
Standard Chartered Bank, Thai Baht/Japanese Yen Linked Nts.,
24.18%, 11/4/98                                                                 19,280,000     18,959,952
                                                                                             ------------
Total Structured Instruments (Cost $778,999,559)                                              673,507,735

                                                  Date    Strike       Contracts
=========================================================================================================
Call Options Purchased--0.1%
---------------------------------------------------------------------------------------------------------
German Mark/Swiss Franc Call Opt                  10/98      .84(DEM/CHF)       34,760,000         14,495
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%,
11/15/27 Call Opt                                 11/98   107.04%                   96,825      7,655,226
                                                                                             ------------
Total Call Options Purchased (Cost $1,207,407)                                                  7,669,721

=========================================================================================================
Put Options Purchased--0.0%
---------------------------------------------------------------------------------------------------------
Japanese Yen Put Opt                              12/98   135.33(JPY)       17,032,000,000      3,917,360
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%,
11/15/27 Put Opt                                  11/98       98%                   96,825             --
                                                                                             ------------
Total Put Options Purchased (Cost $4,334,517)                                                   3,917,360


                      42 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            Face               Market Value
                                                            Amount(1)          See Note 1
---------------------------------------------------------------------------------------------
Repurchase Agreements--1.1%
Repurchase agreement with J.P. Morgan Securities, Inc.,
5.40%, dated 9/30/98, to be repurchased at
$96,864,527 on 10/1/98, collateralized by
U.S. Treasury Bonds, 6.25%--10.625%,
8/15/15--8/15/25, with a value of $92,032,490, and
U.S. Treasury Nts., 5.625%, 5/15/08, with a value of
$7,695,759 (Cost $96,850,000)                               $ 96,850,000       $   96,850,000
---------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $9,140,329,263)                  100.7%       8,711,705,231
---------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                               (0.7)         (62,691,426)
                                                            ------------       --------------
Net Assets                                                         100.0%      $8,649,013,805
                                                            ============       ==============

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP -- Argentine Peso                HUF -- Hungarian Forint
CAD -- Canadian Dollar               IDR -- Indonesian Rupiah
CHF -- Swiss Franc                   ITL -- Italian Lira
DEM -- German Mark                   JPY -- Japanese Yen
DKK -- Danish Krone                  NOK -- Norwegian Krone
ESP -- Spanish Peseta                NZD -- New Zealand Dollar
FIM -- Finnish Markka                RUR -- Russian Ruble
FRF -- French Franc                  TRL -- Turkish Lira
GBP -- British Pound Sterling        XEU -- European Currency Units
GRD -- Greek Drachma

2. Identifies issues considered to be illiquid or restricted -- See Note 8 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $433,777,611 or 5.02% of the Fund's net assets as of September 30, 1998.

7. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

8. Securities with an aggregate market value of $46,936,687 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.


                      43 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                             Face            Expiration   Exercise   Premium       Market Value
                             Subject to Put  Date         Price      Received      See Note 1
-----------------------------------------------------------------------------------------------
Morgan Guaranty
Trust Co. of New York,
The Emerging Markets
Bond Index Linked Nts.,
9.50%, 8/10/99 Put Option    $51,200,000     11/5/98      152.360%   $ 1,472,600   $ 8,140,595
----------------------------------------------------------------------------------------------
Russia (Government of)
Principal Loan Debs.,
Series 24 yr., 6.625%,
12/15/20 Put Option           28,900,000     11/9/98        27.500     1,300,500     6,197,605
----------------------------------------------------------------------------------------------
Russia (Government of)
Principal Loan Debs.,
Series 24 yr., 6.625%,
12/15/20 Put Option           28,900,000     11/10/98       28.625     1,618,400     6,485,160
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds,
6.125%, 11/15/15 Put Option   96,825,000     11/20/98      107.125     1,089,281        30,258
                                                                     -----------   -----------
                                                                     $ 5,480,781   $20,853,618
                                                                     ===========   ===========

11. Represents the current interest rate for an increasing rate security.

12. Security is linked to the Emerging Markets Bond Index (EMBI). The EMBI tracks total returns for currency denominated debt instruments of the emerging markets. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.

13. When-issued security to be delivered and settled after September 30, 1998.

14. Non-income producing--issuer is in default.

15. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

16. Interest or dividend is paid in kind.

17. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

18. Non-income producing security.

19. Security is linked to the AIG Commodity Index (AIGCI). The AIGCI is a passively managed index showing the total return from holding unleveraged long positions in futures contracts of physical commodities. Twenty commodity markets representing six major commodity industry groups [grains, base metals, precious metals, energy, livestock, and softs (food/fiber)] are included in the calculation of the AIGCI.

20. Security is linked to the Goldman Sachs Commodity Index or the Goldman
Sachs Commodity Index Excess Return. The indexes are composed of the future prices of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy.

21. Security is linked to the Chase Physical Commodity Index (CPCI). It is a total return commodity index that is passively managed. The index holds unleveraged long positions in the futures contracts of physical commodities. The index invests across five main commodity markets: energy, grains, livestock, metals and food/fiber.


                      44 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(22) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1998. The aggregate fair values of all securities of all affiliated companies held by the Fund as of September 30, 1998 amounted to $23,693,945. Transactions during the period in which the issuer was an affiliate are as follows:

                                  Shares/Units                                Shares/Units
                                  September 30,     Gross        Gross        September 30,      Dividend
                                  1997              Additions    Reductions   1998               Income
-----------------------------------------------------------------------------------------------------------
CGA Group Ltd.,
Preferred Stock, Series A         130,000                  --            --   130,000            $       --
-----------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts.,
Exp. 12/49                        130,000                  --            --   130,000                    --
-----------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp.,
$2.625 Cv.                        159,100                  --            --   159,100               417,638
-----------------------------------------------------------------------------------------------------------
Sheridan Energy, Inc.             394,283                  --            --   394,283                    --
-----------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc.,
9.20% Preferred Stock             387,400                  --            --   387,400               891,020
-----------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc.,
9.16% Cv., Series B               280,000                  --            --   280,000               641,200
-----------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc. Wts.,
Exp. 1/02                         196,400                  --            --   196,400                    --
                                                                                                 ----------
                                                                                                 $1,949,858
                                                                                                 ==========

See accompanying Notes to Financial Statements.


                      45 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities September 30, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $9,115,458,713)                     $8,688,011,286
Affiliated companies (cost $24,870,550)                              23,693,945
-------------------------------------------------------------------------------
Cash                                                                  3,574,655
-------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                            4,227,849
-------------------------------------------------------------------------------
Receivables:
Investments sold (including $139,586,220 sold on a
when-issued basis)--Note 1                                          197,086,638
Interest, dividends and principal paydowns                          159,387,712
Shares of beneficial interest sold                                   19,557,534
Daily variation on futures contracts--Note 6                         16,352,833
-------------------------------------------------------------------------------
Other                                                                   532,201
                                                                 --------------
Total assets                                                      9,112,424,653
===============================================================================
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                            2,647,575
-------------------------------------------------------------------------------
Options written, at value (premiums received $5,480,781)--
see accompanying statement--Note 7                                   20,853,618
-------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $329,110,454 purchased on a
when-issued basis)--Note 1                                          412,376,633
Shares of beneficial interest redeemed                                9,502,291
Dividends                                                             6,015,455
Distribution and service plan fees                                    5,502,992
Daily variation on futures contracts--Note 6                          3,125,421
Transfer and shareholder servicing agent fees                           852,942
Shareholder reports                                                     617,956
Closed forward foreign currency exchange contracts                      975,666
Other                                                                   940,299
                                                                 --------------
Total liabilities                                                   463,410,848
===============================================================================
Net Assets                                                       $8,649,013,805
                                                                 ==============
===============================================================================
Composition of Net Assets
Paid-in capital                                                  $9,267,579,090
-------------------------------------------------------------------------------
Undistributed net investment income                                   8,969,641
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                      (200,068,457)
-------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies           (427,466,469)
                                                                 --------------
Net assets                                                       $8,649,013,805
                                                                 ==============


                      46 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

===============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,950,818,199 and 859,824,417 shares of beneficial interest outstanding)              $   4.59
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                            $   4.82
-----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,040,704,161
and 877,314,019 shares of beneficial interest outstanding)                             $   4.61
-----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $650,584,050
and 141,738,788 shares of beneficial interest outstanding)                             $   4.59
-----------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $6,907,395 and 1,505,280 shares of beneficial interest outstanding)      $   4.59

See accompanying Notes to Financial Statements.


                      47 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

==========================================================================================
Investment Income
Interest (net of foreign withholding taxes of $3,314,004)                    $ 776,441,575
------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                          20,067,211
Affiliated companies                                                             1,949,858
                                                                             -------------
Total income                                                                   798,458,644
==========================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                         10,044,801
Class B                                                                         38,690,126
Class C                                                                          5,459,332
------------------------------------------------------------------------------------------
Management fees--Note 4                                                         44,320,889
------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                          4,201,918
Class B                                                                          3,971,939
Class C                                                                            555,125
Class Y                                                                                200
------------------------------------------------------------------------------------------
Shareholder reports                                                              1,863,879
------------------------------------------------------------------------------------------
Custodian fees and expenses                                                      1,099,902
------------------------------------------------------------------------------------------
Registration and filing fees                                                       400,235
------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                        141,617
------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                        107,052
------------------------------------------------------------------------------------------
Other                                                                              286,939
                                                                             -------------
Net expenses                                                                   111,143,954
==========================================================================================
Net Investment Income                                                          687,314,690
==========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                     25,853,697
Closing of futures contracts                                                    37,258,691
Closing and expiration of option contracts written--Note 7                         552,349
Foreign currency transactions                                                 (111,946,610)
                                                                             -------------
Net realized loss                                                              (48,281,873)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                   (639,239,736)
Translation of assets and liabilities denominated in foreign currencies         23,071,875
                                                                             -------------
Net change                                                                    (616,167,861)
                                                                             -------------
Net realized and unrealized loss                                              (664,449,734)
==========================================================================================
Net Increase in Net Assets Resulting from Operations                         $  22,864,956
                                                                             =============

See accompanying Notes to Financial Statements.


                      48 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Year Ended September 30,
                                                           1998                  1997
================================================================================================
Operations
Net investment income                                      $   687,314,690       $   589,532,469
------------------------------------------------------------------------------------------------
Net realized gain (loss)                                       (48,281,873)          125,608,804
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation         (616,167,861)           20,529,233
                                                           ---------------       ---------------
Net increase in net assets resulting from operations            22,864,956           735,670,506
================================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                       (340,411,302)         (316,472,362)
Class B                                                       (292,816,126)         (232,118,433)
Class C                                                        (41,285,457)          (22,358,462)
Class Y                                                           (254,429)                   --
================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                        286,365,951           357,127,802
Class B                                                        839,747,928           838,896,025
Class C                                                        280,612,438           235,000,607
Class Y                                                          7,299,336                    --
================================================================================================
Net Assets
Total increase                                                 762,123,295         1,595,745,683
------------------------------------------------------------------------------------------------
Beginning of period                                          7,886,890,510         6,291,144,827
                                                           ---------------       ---------------
End of period (including undistributed
net investment income of $8,969,641 and
$16,158,180, respectively)                                 $ 8,649,013,805       $ 7,886,890,510
                                                           ===============       ===============

See accompanying Notes to Financial Statements.


                      49 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                     Class A
                                                     ------------------------------------------------------------
                                                     Year Ended September 30,
                                                     1998          1997          1996          1995         1994
=================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $4.95         $4.84         $4.68        $4.75         $5.21
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .42           .43           .44          .41           .45
Net realized and unrealized gain (loss)               (.37)          .09           .15         (.03)         (.35)
                                                     -----         -----         -----        -----         -----
Total income (loss) from investment operations         .05           .52           .59          .38           .10
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.41)         (.41)         (.41)        (.41)         (.43)
Distributions from net realized gain                    --            --            --         (.01)           --
Distributions in excess of net realized gain            --            --            --           --          (.12)
Tax return of capital distribution                      --            --          (.02)        (.03)         (.01)
                                                     -----         -----         -----        -----         -----
Total dividends and distributions
to shareholders                                       (.41)         (.41)         (.43)        (.45)         (.56)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.59         $4.95         $4.84        $4.68         $4.75
                                                     =====         =====         =====        =====         =====
=================================================================================================================
Total Return, at Net Asset Value(3)                   0.80%        11.29%        13.06%        8.62%         1.85%
=================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)             $3,951        $3,969        $3,526       $3,219        $3,143
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                    $4,077        $3,735        $3,340       $3,085        $3,082
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 8.48%         8.77%         9.09%        9.63%         8.72%
Expenses                                              0.92%         0.93%         0.97%        0.99%         0.95%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           103.6%        116.5%        104.8%       141.5%        119.0%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

2. For the period from May 26, 1995 (inception of offering) to September 30,
1995.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                      50 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Class B                                          Class C
                                                     ---------------------------------------------    ------------------------
                                                     Year Ended September 30,                         Year Ended September 30,
                                                     1998      1997      1996      1995      1994     1998              1997
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $4.96     $4.85     $4.69     $4.76     $5.22    $4.95             $4.83
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .37       .39       .40       .37       .42      .37               .37
Net realized and unrealized gain (loss)               (.35)      .10       .15      (.03)     (.36)    (.36)              .13
                                                     -----     -----     -----     -----     -----    -----             -----
Total income (loss) from investment operations         .02       .49       .55       .34       .06      .01               .50
                                                                                                                        -----
Dividends and distributions to shareholders:
Dividends from net investment income                  (.37)     (.38)     (.37)     (.37)     (.39)    (.37)             (.38)
Distributions from net realized gain                    --        --        --      (.01)       --       --                --
Distributions in excess of net realized gain            --        --        --        --      (.12)      --                --
Tax return of capital distribution                      --        --      (.02)     (.03)     (.01)      --                --
                                                     -----     -----     -----     -----     -----    -----             -----
Total dividends and distributions
to shareholders                                       (.37)     (.38)     (.39)     (.41)     (.52)    (.37)             (.38)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.61     $4.96     $4.85     $4.69     $4.76    $4.59             $4.95
                                                     =====     =====     =====     =====     =====    =====             =====
=============================================================================================================================
Total Return, at Net Asset Value(3)                   0.26%    10.43%    12.19%     7.79%     1.07%    0.05%            10.67%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)             $4,041    $3,501    $2,590    $1,947    $1,586     $651              $417
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                    $3,871    $3,018    $2,250    $1,711    $1,236     $547              $291
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 7.73%     7.94%     8.30%     8.83%     7.90%    7.73%             7.73%
Expenses                                              1.67%     1.69%     1.72%     1.75%     1.71%    1.67%             1.69%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           103.6%    116.5%    104.8%    141.5%    119.0%   103.6%            116.5%

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998 were $11,023,142,749 and $8,934,125,894, respectively.
For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage dollar-rolls.


                      51 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                  Class C (continued)        Class Y
                                                  -------------------        -------------
                                                  Year Ended                 Period Ended
                                                  September 30,              September 30,
                                                  1996        1995(2)        1998(1)
==========================================================================================
Per Share Operating Data
Net asset value, beginning of period              $ 4.68      $ 4.68                $ 4.90
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .38         .13                   .29
Net realized and unrealized gain (loss)              .16         .01                  (.32)
                                                  ------      ------                ------
Total income (loss) from investment operations       .54         .14                  (.03)
------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.37)       (.12)                 (.28)
Distributions from net realized gain                  --        (.01)                   --
Distributions in excess of net realized gain          --          --                    --
Tax return of capital distribution                  (.02)       (.01)                   --
                                                  ------      ------                ------
Total dividends and distributions
to shareholders                                     (.39)       (.14)                 (.28)
------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 4.83      $ 4.68                $ 4.59
                                                  ======      ======                ======
==========================================================================================
Total Return, at Net Asset Value(3)                11.96%       3.09%                (0.64)%
==========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)           $  175      $   67                $    7
------------------------------------------------------------------------------------------
Average net assets (in millions)                  $  110      $   24                $    4
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               8.18%       8.28%(4)              8.82%(4)
Expenses                                            1.74%       2.02%(4)              0.58%(4)
------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         104.8%      141.5%                103.6%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

2. For the period from May 26, 1995 (inception of offering) to September 30,
1995.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998 were $11,023,142,749 and $8,934,125,894, respectively.
For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                      52 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that single class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                      53 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Structured Notes. The Fund invests in commodity and foreign currency-linked structured notes whereby the market value and redemption price are linked to commodity indices and foreign currency exchange rates. The Fund also invests in index-linked notes whereby the principal and/or interest payment depend on one or more market indices. The structured notes may be leveraged, which increases the notes' volatility relative to the face value of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended September 30, 1998, the market value of these securities comprised an average of 7% of the Fund's net assets, and resulted in realized and unrealized losses of $178,967,859.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1998, the Fund had entered into outstanding when-issued or forward commitments of $189,524,234.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 1998, securities with an aggregate market value of $12,720,858, representing 0.15% of the Fund's net assets, were in default.


                      54 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $116,832,000, expiring in 2004.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                      55 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $19,735,915, a decrease in accumulated net realized loss on investments of $19,735,991, and a decrease in paid-in capital of $76.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      56 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                       Year Ended September 30, 1998(1)      Year Ended September 30, 1997
                       ---------------------------------     ----------------------------------
                       Shares             Amount             Shares             Amount
-----------------------------------------------------------------------------------------------
Class A:
Sold                    226,516,643       $ 1,102,213,098     202,106,435       $   987,184,469
Dividends reinvested     47,696,173           231,314,549      43,528,618           212,702,206
Redeemed               (216,278,686)      $(1,047,161,696)   (172,636,408)         (842,758,873)
                       ------------       ---------------    ------------       ---------------
Net increase             57,934,130       $   286,365,951      72,998,645       $   357,127,802
                       ============       ===============    ============       ===============
-----------------------------------------------------------------------------------------------
Class B:
Sold                    259,001,856       $ 1,262,505,059     225,061,705       $ 1,101,712,593
Dividends reinvested     35,407,600           171,947,410      27,158,643           132,987,856
Redeemed               (122,794,164)         (594,704,541)    (80,881,214)         (395,804,424)
                       ------------       ---------------    ------------       ---------------
Net increase            171,615,292       $   839,747,928     171,339,134       $   838,896,025
                       ============       ===============    ============       ===============
-----------------------------------------------------------------------------------------------
Class C:
Sold                     80,636,266       $   391,857,497      57,786,493       $   282,043,074
Dividends reinvested      5,966,978            28,828,647       3,188,795            15,572,159
Redeemed                (29,095,369)         (140,073,706)    (12,845,030)          (62,614,626)
                       ------------       ---------------    ------------       ---------------
Net increase             57,507,875       $   280,612,438      48,130,258       $   235,000,607
                       ============       ===============    ============       ===============
-----------------------------------------------------------------------------------------------
Class Y:
Sold                      1,871,062       $     9,054,516              --       $            --
Dividends reinvested         52,161               248,947              --                    --
Redeemed                   (417,943)           (2,004,127)             --                    --
                       ------------       ---------------    ------------       ---------------
Net increase              1,505,280       $     7,299,336              --       $            --
                       ============       ===============    ============       ===============

1. For the year ended September 30, 1998 for Class A, Class B and Class C shares, and for the period from January 26, 1998 (inception of offering) to September 30, 1998 for Class Y shares.


                      57 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments

As of September 30, 1998, net unrealized depreciation on investments and options written of $443,996,869 was composed of gross appreciation of $314,116,994, and gross depreciation of $758,113,863.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of the average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1998, was 0.52% of average annual net assets for Class A, Class B, Class C and Class Y shares.

            For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $20,863,625, of which $5,846,580 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $46,878,475 and $3,717,936, respectively, of which $1,547,059 and $121,658, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $8,531,853 and $287,953, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $730,101 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                      58 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $205,229 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $31,772,355 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $134,100,087 for Class B.

            The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $55,567 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $3,604,125 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $9,740,259 for Class C.

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.


                      59 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Forward Contracts (continued)

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 1998, the Fund had outstanding forward contracts as follows:

                                                               Valuation as of
                               Expiration   Contract Amount    September 30,    Unrealized    Unrealized
                               Dates        (000s)             1998             Appreciation  Depreciation
----------------------------------------------------------------------------------------------------------
Contracts to Purchase

Australian Dollar (AUD)          11/23/98        19,035  AUD    $11,332,433      $  211,337    $       --
French Franc (FRF)                10/1/98        90,495  FRF     16,145,973         105,886            --
German Mark (DEM)                10/26/98        74,637  DEM     44,706,789       2,738,868            --
Italian Lira (ITL)                10/1/98    26,676,576  ITL     16,143,650         109,645            --
Japanese Yen (JPY)               10/15/98     2,683,000  JPY     19,691,114         193,984            --
Spanish Peseta (ESP)              10/1/98     2,294,044  ESP     16,147,842          95,926            --
                                                                                 ----------    ----------
                                                                                  3,455,646            --
                                                                                 ----------    ----------
Contracts to Sell

Australian Dollar (AUD)          11/23/98         7,290   AUD     4,340,174              --        84,637
British Pound Sterling (GBP)      11/2/98        40,600   GBP    68,810,065         396,695            --
Canadian Dollar (CAD)            11/10/98-
                                 11/30/98        57,275   CAD    37,459,519         375,508            --
Danish Krone (DKK)                10/7/98       238,420   DKK    37,521,708              --       557,940
Japanese Yen (JPY)                11/4/98     3,309,000   JPY    24,355,117              --        74,759
New Zealand Dollar (NZD)         11/23/98        76,160   NZD    38,163,769              --       114,772
Norwegian Krone (NOK)            10/26/98       324,710   NOK    43,783,388              --     1,815,467
                                                                                 ----------    ----------
                                                                                    772,203     2,647,575
                                                                                 ----------    ----------
Total Unrealized Appreciation and Depreciation                                   $4,227,849    $2,647,575
                                                                                 ==========    ==========


                      60 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy and sell financial futures. The Fund may buy and sell futures contracts, primarily to hedge the various commodities exposures inherent in its holdings of structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rate or commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contact.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                      61 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Futures Contracts (continued)

As of September 30, 1998, the Fund had outstanding futures contracts as follows:

                                                                                   Unrealized
                                                 Number of    Valuation as of      Appreciation
                             Expiration Date     Contracts    September 30, 1998   (Depreciation)
------------------------------------------------------------------------------------------------
Contracts to Purchase

Corn                         12/98                   150        $  1,567,500        $   (301,875)
Crude Oil                    12/98                    84           1,357,440             194,040
Dow Jones
Industrial Average Index     12/98                   100           7,885,000             (60,000)
Soybean                      11/98                    15             390,563             (66,938)
U.S. Treasury Nts., 10 yr.   12/98                 4,140         502,751,250          10,541,329
U.S. Treasury Nts., 20 yr.   12/98                 4,003         526,269,406          17,761,379
                                                                                    ------------
                                                                                      28,067,935
                                                                                    ------------
Contracts to Sell

Crude Oil                    12/99                    84           1,443,120             (98,270)
German Mark, 10 yr.          12/98                   304          52,111,043          (1,383,310)
London Metal Exchange
Aluminum                     12/98                    40           1,326,500              59,500
Standard & Poors 500 Index   12/98                   887         227,515,500           2,489,875
U.S. Treasury Nts., 5 yr.    12/98                 3,834         440,730,281         (11,075,951)
U.S. Treasury Nts., 2 yr.    12/98                   194          41,249,250            (481,969)
                                                                                    ------------
                                                                                     (10,490,125)
                                                                                    ------------
                                                                                    $ 17,577,810
                                                                                    ============

================================================================================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


                      62 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1998 was as follows:

                            Call Options                     Put Options
                            -----------------------------    -------------------------------
                            Number of         Amount of      Number of          Amount of
                            Options           Premiums       Options            Premiums
--------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1997           5,038,675,000    $ 1,251,563      4,860,600,000    $   210,893
Options written                216,339,970      3,790,804     62,988,239,845     13,948,518
Options closed or expired   (5,207,844,970)    (4,485,761)   (43,337,029,020)    (5,934,964)
Options exercised              (47,170,000)      (556,606)   (24,511,605,000)    (2,743,666)
                            --------------    -----------    ---------------    -----------
Options outstanding as of
September 30, 1998                     --     $        --            205,825    $ 5,480,781
                            ==============    ===========    ===============    ===========


================================================================================
8. Illiquid and Restricted Securities

As of September 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1998 was $584,880,192, which represents 6.76% of the Fund's net assets, of which $27,355,586 is considered restricted.


                      63 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
8. Illiquid and Restricted Securities (continued)

Information concerning restricted securities is as follows:

                                                                                          Valuation
                                                                                          Per Unit as of
                                             Acquisition                 Cost             September 30,
Security                                     Dates                       Per Unit         1998
--------------------------------------------------------------------------------------------------------
Bonds

Arizona Charlie's, Inc., 12% First Mtg
Nts., Series B, 11/15/00                      11/18/93-12/9/93              102.83%               96.50%
--------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First
Mtg. Nts., Series A, 11/15/00                11/18/93-12/17/93               95.98                 6.00
--------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02               4/14/92              100.00               100.25
--------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%,
6/15/99                                                5/15/95              110.05               115.67
--------------------------------------------------------------------------------------------------------
Trans World Airlines, 14% Equipment Trust,
7/2/08                                                 3/19/98              101.00               103.00
--------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs.,
Banco Venezuela TCI,
Zero Coupon, 6.13%, 12/13/98                   7/13/93-7/15/93               72.64                95.00

Stocks & Warrants

Becker Gaming, Inc. Wts., Exp. 11/00          11/18/93-12/9/93           $    2.10              $   .25
--------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A              6/17/97               25.00                25.00
--------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49                        6/17/97                  --                  .40
--------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I                                        4/14/92            1,000.00               885.00
--------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00                      11/29/95                  --                 7.44

================================================================================
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended September 30, 1998.


                      64 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income Fund as of September 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1998 and 1997, and the financial highlights for the period October 1, 1993, to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
October 28, 1998


                      65 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Dividends paid by the Fund during the fiscal year ended September 30, 1998, which are not designated as capital gain distributions should be multiplied by 2.71% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      66 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Strategic Funds Trust

================================================================================
Officers and Trustees     James C. Swain, Chairman and Chief Executive Officer
                          Bridget A. Macaskill, President
                          Robert G. Avis, Trustee
                          William A. Baker, Trustee
                          Charles Conrad, Jr., Trustee
                          Jon S. Fossel
                          Raymond J. Kalinowski, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          Ned M. Steel, Trustee
                          George C. Bowen, Vice President, Treasurer and
                              Assistant Secretary
                          Andrew J. Donohue, Vice President and Secretary
                          David P. Negri, Vice President
                          Arthur P. Steinmetz, Vice President
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor        OppenheimerFunds, Inc.
================================================================================
Distributor               OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of              The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors      Deloitte & Touche LLP
================================================================================
Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

                          This is a copy of a report to shareholders of Oppenheimer Strategic Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      67 Oppenheimer Strategic Income Fund

Information and services
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            So call us today, or visit us at our website at
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Internet

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